IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
:
WOLVERINE TUBE, INC., et al.,1	:	Case No. 10-13522 (PJW)
:
Debtors.	:	(Jointly Administered)
	:	RE: D.I. 100 §367

ORDER (A) APPROVING DISCLOSURE STATEMENT;
(B) ESTABLISHING VOTING RECORD DATE, VOTING
DEADLINE, AND OTHER DATES; (C) APPROVING PROCEDURES FOR
SOLICITING, RECEIVING, AND TABULATING VOTES ON PLAN
AND FOR FILING OBJECTIONS TO PLAN; AND (D) APPROVING
MANNER AND FORMS OF NOTICE AND OTHER RELATED DOCUMENTS

Upon the motion (the “Motion”)2 of the Debtors for entry of an order (the “Disclosure Statement Approval Order”); (a) approving the Disclosure Statement; (b) establishing the Voting Record Date (as defined below), Voting Deadline (as defined below), and other dates; (c) approving the Solicitation and Voting Procedures; and (d) approving the manner and forms of notices and other related documents, all as more fully set forth in the Motion; and the Court having found that the Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334; and the Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and the Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and the Court having found that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties in interest; and the Court having found that the Debtors provided appropriate notice of the Motion and the opportunity for a hearing on the Motion under the circumstances; and the Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing before the Court (the “Hearing”); and the Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before the Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Wolverine Tube, Inc. (0812), Tube Forming, L.P. (3323), Wolverine Joining Technologies, LLC (1600), WT Holdings Company, Inc. (4984), and TF Investor Inc. (8048). The Debtors’ corporate headquarters and the mailing address for each Debtor is 200 Clinton Avenue West, 10th Floor, Huntsville, Alabama 35801.

2 Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Motion.

1.	The Motion is granted as set forth herein.

I.	Approval of the Disclosure Statement and Notice of Hearing.

2.           The First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the First Amended Joint Plan of Reorganization of Wolverine Tube, Inc. and Its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, as Modified, filed on April 15, 2011 (the “Amended Disclosure Statement”) is hereby approved pursuant to section 1125 of the Bankruptcy Code as providing Holders of Claims entitled to vote to accept or reject the Plan with adequate information to make an informed decision as to whether to vote to accept or reject the Plan in accordance with section 1125(a)(1) of the Bankruptcy Code.

3.           The Disclosure Statement Hearing Notice, attached hereto as Exhibit 1, filed by the Debtors and served upon parties in interest in these Chapter 11 cases on December 16, 2010, constitutes adequate and sufficient notice of the hearing to consider approval of the Amended Disclosure Statement, the manner in which a copy of the Amended Disclosure Statement (and exhibits thereto, including the Plan) could be obtained, and the time fixed for filing objections thereto, in satisfaction of the requirements of the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, and the Local Bankruptcy Rules.

4.           The Amended Disclosure Statement (including all applicable exhibits thereto) provides Holders of Claims, Holders of Interests, and other parties in interest with sufficient notice of the injunction, exculpation, and release provisions contained in Article X of the Plan (including the third-party release set forth in Section 10.2 of the Plan), in satisfaction of the requirements of Bankruptcy Rule 3016(c).

II.	Approval of the Timeline for Soliciting Votes, Voting on the Plan, and for Filing Objections to the Plan.

5.           The following dates are hereby established (subject to modification as needed) with respect to the solicitation of votes to accept the Plan, voting on the Plan, objecting to the Plan, and Confirmation:

a.
Voting Record Date:  April 15, 2011 (or as soon as reasonably practicable thereafter) is the date as of which the Debtors shall determine:  (i) which Holders of Claims (including Beneficial Holders) are entitled to vote to accept or reject the Plan (i.e., except as otherwise provided in the Solicitation and Voting Procedures, only Holders of Claims as of this date are entitled to vote to accept or reject the Plan) and (ii) whether Claims have been properly assigned or transferred pursuant to Bankruptcy Rule 3001(e) such that the assignee can vote as the Holder of the respective Claim (the “Voting Record Date”):

b.
Solicitation Deadline:  The Debtors shall distribute Solicitation Packages to Holders of Claims entitled to vote to accept or reject the Plan, and to Nominees, as applicable, no later than April 22, 2011 (the “Solicitation Deadline”):

c.
Publication Notice:  The Debtors shall publish the Confirmation Hearing Notice (in a format modified for publication, as necessary) on one occasion not later than April 22, 2011, in The Wall Street Journal;

d.
Filing of the Plan Supplement:  The Debtors shall file the Plan Supplement with the Court and serve a notice upon parties entitled to notice in these Chapter 11 cases which will (i) inform parties that the Debtors filed the Plan Supplement, (ii) list the information contained in the Plan Supplement, and (iii) explain how parties may obtain copies of the Plan Supplement no later than ten days prior to the Voting Deadline;

e.
Voting Deadline:  All Holders of Claims entitled to vote to accept or reject the Plan (or their Nominees, as applicable) and who choose to vote to accept or reject the Plan must properly execute, complete, and deliver their respective Ballots such that they are actually received by the Debtors’ Balloting Agent on or before May 23, 2011 at 5:00 p.m., prevailing Eastern Time (the “Voting Deadline”);

f.
Plan Objection Deadline:  Objections, if any, to the Confirmation of the Plan must be filed with the Court and served upon the Notice Parties (defined below) in accordance with the Solicitation and Voting Procedures set forth in the Motion such that they are actually received on or before May 23, 2011 at 5:00 p.m., prevailing Eastern Time (the “Plan Objection Deadline”);

g.	Filing the Voting Report: The Voting Report must be filed with the Court no later than two business days prior to the Confirmation Hearing Date; and

h.	Confirmation Hearing Date: The hearing at which the Court will consider Confirmation of the Plan (the “Confirmation Hearing”) will commence at 2:00 p.m., prevailing Eastern Time, on June 2, 2011.

III.	Approval of Solicitation Materials and Solicitation Packages.

6.           In addition to the Amended Disclosure Statement and exhibits thereto, including the Plan and this Disclosure Statement Approval Order (once entered, excluding the exhibits thereto), the solicitation materials (each, a “Solicitation Package,” and collectively, the “Solicitation Packages”) to be transmitted on or before the Solicitation Deadline to those Holders of Claims in the Voting Classes entitled to vote to accept or reject the Plan as of the Voting Record Date (and to Nominees, as applicable), shall include the following, the form of each of which is hereby approved:

a.	the Beneficial Holder Ballot and the Master Ballot, substantially in the forms attached hereto as Exhibit 2 and incorporated by reference herein;3

b.	the Class 5 Ballot, substantially in the form attached hereto as Exhibit 3 and incorporated by reference herein;

c.
the cover letter from the Debtors (the “Cover Letter”) to Holders of Claims in the Voting Classes urging such parties to vote in favor of the Plan, substantially in the form attached hereto as Exhibit 4 and incorporated by reference herein; and

3 The Debtors will make every reasonable effort to ensure that any Holder of a Claim who has filed duplicate Claims against the Debtors (whether against the same or multiple Debtors) that are classified under the Plan in the same voting Class, receive no more than one Solicitation Package (and, therefore, one Ballot or Beneficial Holder Ballot) on account of such Claim and with respect to that Class.

d.	the Confirmation Hearing Notice, substantially in the form attached hereto as Exhibit 5 and incorporated by reference herein.

7.           The Solicitation Packages provide Holders of Claims entitled to vote to accept or reject the Plan with adequate information to make informed decisions with respect to voting on the Plan in accordance with Bankruptcy Rules 2002(b) and 3017(d), the Bankruptcy Code, and the Local Bankruptcy Rules.

IV.	Approval of the Solicitation and Voting Procedures.

8.           The Debtors are authorized to solicit, receive, and tabulate votes to accept the Plan in accordance with the Voting and Tabulation Procedures and the Beneficial Holder Tabulation Procedures fully set forth herein, which are hereby approved in their entirety; provided, however, that the Debtors reserve the right to amend or supplement the Solicitation and Voting Procedures set forth in the Motion and this Order where, in the Debtors’ best judgment, doing so would better facilitate the solicitation process.

9.           The Debtors are authorized to use the following Voting and Tabulation Procedures:

a.	Votes Not Counted: The following Ballots will not be counted or considered for any purpose in determining whether the Plan has been accepted or rejected:

i.	any Ballot that is illegible or contains insufficient information to permit the identification of the Holder of the Claim;

ii.
any Ballot cast by an entity that (A) does not hold a Claim in a Class that is entitled to vote to accept or reject the Plan or (B) is not otherwise entitled to vote pursuant to the procedures described herein;

iii.	any Ballot sent to the Debtors, the Debtors’ agents/representatives (other than the Balloting Agent), the Note Trustee for the Notes, or the Debtors’ financial or legal advisors;

iv.	any inconsistent duplicate Ballots that are simultaneously cast with respect to the same claim;

v.	any Ballot transmitted to the Balloting Agent by facsimile, e-mail or other means not specifically approved herein;

vi.	any unsigned Ballot;

vii.	any Ballot that does not contain an original signature; or

viii.	any Ballot not marked to accept or reject the Plan or marked both to accept and reject the Plan.

b.
Rejected Ballots:  Except as otherwise provided herein and subject to any contrary order of the Court, unless the Ballot being furnished is timely submitted on or prior to the Voting Deadline, the Debtors shall reject such Ballot as invalid and, therefore, decline to count it in connection with Confirmation of the Plan; furthermore, the Debtors reserve the right to reject any and all Ballots not in proper form, the acceptance of which, in the opinion of the Debtors, would not be in accordance with the provisions of the Bankruptcy Code or the Bankruptcy Rules.

c.
Multiple Ballots:  If multiple Ballots are received from the same Holder of a Claim with respect to the same Claim prior to the Voting Deadline, or if multiple Beneficial Holder Ballots are received by a Nominee for a Beneficial Holder with respect to the same Claim prior to the Voting Deadline, or if multiple Master Ballots are received from the same Nominee with respect to the same Claim prior to the Voting Deadline, the latest dated, validly executed Ballot timely received shall count for voting purposes, subject to contrary order of the Court; provided, however that in instances where ambiguity exists with respect to which Ballot was the latest dated, the Balloting Agent has the right to contact the respective Holder or Nominee to determine such Holder’s or Nominee’s intent and calculate the vote according thereto.

d.
No Vote-Splitting:  Holders must vote all of their Claims within a particular Class either to accept or reject the Plan and may not split any such votes.  Accordingly, any Ballot that partially rejects and partially accepts the Plan will not be counted.  Further, if a Holder has multiple Claims within the same Class, the Debtors may, in their discretion, aggregate the Claims of any particular Holder within a Class for the purpose of counting votes.

e.
Defective Ballots:  The Debtors, subject to contrary order of the Court, may waive any defects or irregularities as to any particular Ballot at any time, either before or after the Voting Deadline; provided, however, that:

i.	any such waivers shall be documented in the Voting Report;

ii.
neither the Debtors, nor any other entity, will be under any duty to provide notification of such defects or irregularities other than as provided in the Voting Report, nor will any of them incur any liability for failure to provide such notification; and

iii.
unless waived by the Debtors, subject to contrary order of the Court, any defects or irregularities associated with the delivery of Ballots must be cured prior to the Voting Deadline or-such Ballots will not be counted.

f.
Lack of Good Faith Designation:  In the event a designation for lack of good faith is requested by a party in interest under section 1126(e) of the Bankruptcy Code, the Court will determine whether any vote to accept and/or reject the Plan cast with respect to that Claim will be counted for purposes of determining whether the Plan has been accepted and/or rejected by such Claim.

10.          The Debtors are authorized to use the following Beneficial Holder Tabulation Procedures:

a.
Record Date Amounts.  Votes cast by Beneficial Holders through Nominees will be applied to the applicable positions held by such Nominees in Class 3 as of the Voting Record Date, as evidenced by the record and depository listings.  Votes submitted by a Nominee, whether pursuant to a Master Ballot or pre-validated Beneficial Holder Ballot, will not be counted in excess of the amount of Note Claims held by such Nominee as of the Voting Record Date.

b.
Over-Votes.  If conflicting votes or “over-votes” are submitted by a Nominee, whether pursuant to a Master Ballot or pre-validated Beneficial Holder Ballot, the Debtors will use reasonable efforts to reconcile discrepancies with the Nominees.  If over-votes on a Master Ballot or pre-validated Beneficial Holder Ballot are not reconciled prior to the preparation of the vote certification, the Debtors shall apply the votes to accept and to reject the Plan in the same proportion as the votes to accept and to reject the Plan submitted on the Master Ballot or pre-validated Beneficial Holder Ballot that contained the over-vote, but only to the extent of the Nominee’s position in Class 3.

c.
Principal Amount Voted.  For purposes of tabulating votes, each Beneficial Holder will be deemed to have voted the principal amount of its Note Claim (although any principal amounts shall be adjusted by the Balloting Agent to reflect the amount of the Claim actually voted, including prepetition interest).

d.
Multiple Master Ballots.  A single Nominee may complete and deliver to the Balloting Agent multiple Master Ballots.  Votes reflected on multiple Master Ballots will be counted, except to the extent that they are duplicative of other Master Ballots.  If two or more Master Ballots are inconsistent, the latest dated Master Ballot received prior to the Voting Deadline will, to the extent of such inconsistency, supersede and revoke any prior Master Ballot; provided, however, that in instances where ambiguity exists with respect to which Master Ballot was the latest dated, the Balloting Agent has the right to contact the respective Nominee to determine their intent and calculate the vote according thereto.

e.
Beneficial and Master Ballots Not Counted.  Any Beneficial Holder Ballot cast by a Beneficial Holder holding securities in “street name” that is not pre-validated, but is nevertheless sent by a Beneficial Holder directly to the Balloting Agent, will not be counted.

11.          The Debtors shall cause to be distributed Solicitation Packages to all Holders of Claims entitled to vote to accept or reject the Plan in accordance with the Motion in satisfaction of the requirements of the Bankruptcy Code, the Bankruptcy Rules, and the Local Bankruptcy Rules.

12.          The Debtors are authorized, but not directed or required, to distribute the Plan, the Amended Disclosure Statement, and the Disclosure Statement Approval Order to Holders of Claims entitled to vote to accept or reject the Plan (or to Nominees, as applicable) in CD-ROM format.  The Ballots, as well as the Cover Letter and the Confirmation Hearing Notice, will only be provided in paper.

13.          On or before the Solicitation Deadline, the Debtors shall provide (a) complete Solicitation Packages (excluding Ballots) to the Office of the United States Trustee for the District of Delaware, the Note Trustee and counsel for the Ad Hoc Group and (b) the Disclosure Statement Approval Order (excluding the exhibits thereto) and the Confirmation Hearing Notice to all parties who have filed requests for notices under Bankruptcy Rule 2002 as of the Voting Record Date.

14.          Any party who receives a CD-ROM, but who would prefer paper format, may contact the Balloting Agent and request paper copies of the corresponding materials previously received in CD-ROM format, which will then be provided at the Debtors’ expense.

15.          Except to the extent the Debtors determine otherwise, the Debtors are not required to provide Solicitation Packages to Holders of Claims in Non-Voting Classes, as such Holders are not entitled to vote to accept or reject the Plan.  Instead, on or before the Solicitation Deadline, the Balloting Agent shall mail (first-class postage prepaid) parties who are not entitled to vote to accept or reject the Plan the following notice of non-voting status in lieu of Solicitation Packages, the form of each of which is hereby approved:

a.
Holders of Claims in Classes 1, 2, and 4 and Interests in Class 9 which are all Unimpaired under the Plan and, therefore, are conclusively presumed to have accepted the Plan, shall receive the notice substantially in the form attached hereto as Exhibit 6 and incorporated by reference herein;

b.
Holders of Interests in Classes 6 and 7 and Claims in Class 8 who are receiving no distribution under the Plan and, therefore, are deemed to reject the Plan, shall receive the notice substantially in the form attached hereto as Exhibit 7 and incorporated by reference herein; and

c.
Counterparties to the Debtors’ executory contracts and unexpired leases to be assumed shall receive the notice substantially in the form attached hereto as Exhibit 8 and incorporated by reference herein.

16.          The Debtors are not required to mail Solicitation Packages or other solicitation materials to Holders of Claims that have already been paid in full during these Chapter 11 cases or that are authorized to be paid in full in the ordinary course of business pursuant to an order previously entered by this Court.

17.          The Debtors shall be excused from mailing Solicitation Packages to those Entities to whom the Debtors mailed a notice regarding the Disclosure Statement Hearing and received a notice from the United States Postal Service or other carrier that such notice was undeliverable unless such Entity provides the Debtors, through the Balloting Agent, an accurate address not less than ten calendar days prior to the Solicitation Date.  If an Entity has changed its mailing address after the Petition Date, the burden is on such Entity, not the Debtors, to advise the Debtors and the Balloting Agent of the new address.

18.          All votes to accept or reject the Plan must be clearly set forth on the appropriate Ballot, each of which must be properly executed, completed, and delivered in accordance with and pursuant to the Solicitation and Voting Procedures set forth in the Motion (the applicable provisions of which are also included in the instructions accompanying each Ballot) so that all Ballots are actually received on or before the Voting Deadline by the Balloting Agent.4

19.          Any Ballots received after the Voting Deadline may be counted only in the sole and absolute discretion of the Debtors.

20.          Objections to the Plan will not be considered by the Court unless such objections are timely filed and properly served in accordance with this Disclosure Statement Approval Order.  Specifically, all objections to Confirmation of the Plan or requests for modifications to the Plan, if any, must:  (a) be in writing; (b) conform to the Bankruptcy Rules, the Local Bankruptcy Rules, and any orders of the Court; (c) state the name and address of the objecting party and the amount and nature of the Claim or Interest of such Entity; (d) state with particularity the basis and nature of any objection to the Plan and, if practicable, a proposed modification to the Plan that would resolve such objection; and (e) be filed, contemporaneously with a proof of service, with the Court and served so that it is actually received on or prior to the Plan Objection Deadline by the following parties (collectively, the “Notice Parties”):

4 Beneficial Holder Ballots that are not pre-validated must be returned by Beneficial Holders to their respective Nominees on or before such date as determined by the Nominee and indicated on the Beneficial Holder Ballots that affords Nominees sufficient time to compile, validate, and summarize votes and other information contained on Beneficial Holder Ballots onto the Master Ballots and deliver such completed Master Ballots to the Balloting Agent on or before the Voting Deadline in accordance with the procedures discussed in detail herein.

COZEN O’CONNOR
1201 North Market Street, Suite 1400
Wilmington, Delaware 19801
Attention: Mark E. Felger
Email address: mfelger@cozen.com
Counsel for the Debtors

PROSKAUER ROSE LLP
Eleven Times Square
New York, New York 10036
Attention: Scott K. Rutsky
Email address: srutsky@proskauer.com
Special Corporate and Tax Counsel for the Debtors

SIDLEY AUSTIN LLP
One South Dearborn
Chicago, Illinois 60603
Attention: Matthew A. Clemente
Email address: mclemente@sidley.com
Counsel for the Ad Hoc Group

THE OFFICE OF THE UNITED STATES TRUSTEE
FOR THE DISTRICT OF DELAWARE
Attention: Richard L. Schepacarter
844 King Street, Suite 2207
Wilmington, Delaware 19801

21.           Nothing in this Disclosure Statement Approval Order shall be construed as a waiver of the right of the Debtors or other party in interest, as applicable, to object to a Proof of Claim after the Voting Record Date.

22.           All time periods set forth in this Disclosure Statement Approval Order shall be calculated in accordance with Bankruptcy Rule 9006(a).

23.           The Debtors are authorized to take all actions necessary to effectuate the relief granted pursuant to this Disclosure Statement Approval Order in accordance with the Motion.

24.           The terms and conditions of this Disclosure Statement Approval Order shall be immediately effective and enforceable upon its entry.

Dated: April 15, 2011	By:	/s/ Hon. Peter J. Walsh
Hon. Peter J. Walsh
United States Bankruptcy Judge

EXHIBIT 1

Disclosure Statement Hearing Notice

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
:
WOLVERINE TUBE, INC., et al.,1	:	Case No. 10-13522 (PJW)
:
Debtors.	:	(Jointly Administered)

NOTICE OF DISCLOSURE STATEMENT HEARING

TO:	ALL HOLDERS OF CLAIMS, HOLDERS OF INTERESTS, AND PARTIES IN INTEREST IN THE ABOVE-CAPTIONED CHAPTER 11 CASES

PLEASE TAKE NOTICE THAT on November 15, 2010, the above-captioned debtors and debtors in possession (collectively, the “Debtors”) filed (i) the Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code (as may be amended from time to time, the “Plan”) and (ii) the Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”).2

PLEASE TAKE FURTHER NOTICE THAT a hearing will held before the Honorable Peter J. Walsh, United States Bankruptcy Judge, on December 21, 2010 at 9:30 a.m. prevailing Eastern Time, in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), 824 Market Street, 6th Floor, Courtroom No. 2, Wilmington, Delaware 19801-3024 (the “Disclosure Statement Hearing”), to consider the entry of an order approving, among other things, (i) the Disclosure Statement as containing “adequate information” pursuant to section 1125 of the Bankruptcy Code, (ii) procedures for soliciting, receiving, and tabulating votes on the Plan and for filing objections to the Plan, and (iii) December 14, 2010 as the voting record date for determining Holders of Claims that are eligible to vote on the Plan.  Please be advised that the Disclosure Statement Hearing may be continued from time to time by the Bankruptcy Court or the Debtors without further notice other than by announcing such adjournment in open court or by a notice of adjournment filed with the Bankruptcy Court and served on other parties entitled to notice.

PLEASE TAKE FURTHER NOTICE THAT copies of the Disclosure Statement and the Plan may be obtained by (a) contacting the Balloting Agent by telephone at (212) 771-1128 or by e-mail at Balloting@DonlinRecano.com; or (b) downloading such documents (excluding the Ballots) from the Debtors’ restructuring website at http://www.donlinrecano.com/wti or by visiting the Bankruptcy Court’s website at http://www.deb.uscourts.gov.

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Wolverine Tube, Inc. (0812), Tube Forming, L.P. (3323), Wolverine Joining Technologies, LLC (1600), WT Holdings Company, Inc. (4984), and TF Investor Inc. (8048). The Debtors’ corporate headquarters and the mailing address for each Debtor is 200 Clinton Avenue West, 10th Floor, Huntsville, Alabama 35801.

2 Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Disclosure Statement.

PLEASE TAKE FURTHER NOTICE THAT objections, if any, to the adequacy of the Disclosure Statement or the relief sought in connection therewith must:  (i) be made in writing; (ii) conform to the Bankruptcy Rules, the Local Bankruptcy Rules, and any orders of the Bankruptcy Court; (iii) state with particularity the legal and factual basis for the objection; and (iv) be filed with the Bankruptcy Court (contemporaneously with a proof of service), and served upon the following parties so as to be actually received by each of following parties on or before December 14, 2010 at 4:00 p.m. (prevailing Eastern Time):

COZEN O’CONNOR
1201 North Market Street, Suite 1400
Wilmington, Delaware 19801
Attention: Mark E. Felger
Email address: mfelger@cozen.com
Counsel to the Debtors

PROSKAUER ROSE LLP
1585 Broadway
New York, New York 10036
Attention: Scott K. Rutsky
Email address: srutsky@proskauer.com
Special Corporate and Tax Counsel for the Debtors

SIDLEY AUSTIN LLP
One South Dearborn
Chicago, Illinois 60603
Attention: Matthew A. Clemente
Email address: mclemente@sidley.com
Counsel for the Ad Hoc Group

THE OFFICE OF THE UNITED STATES TRUSTEE
FOR THE DISTRICT OF DELAWARE
Attention: Richard L. Schepacarter
844 King Street, Suite 2207
Wilmington, Delaware 19801

2

Dated: November 16, 2010	COZEN O’CONNOR

Mark E. Felger (No. 3919)
Simon E. Fraser (No. 5335)
1201 N. Market St., Ste. 1400
Wilmington, DE 19801
Telephone: (302) 295-2000
Facsimile: (302) 295-2013
Proposed Counsel for the Debtors
and Debtors-in-Possession

3

EXHIBIT 2

Beneficial Holder Ballot and Master Ballot

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
:
WOLVERINE TUBE, INC., et al.,1	:	Case No. 10-13522 (PJW)
:
Debtors.	:	(Jointly Administered)

BENEFICIAL HOLDER BALLOT FOR VOTING TO ACCEPT OR REJECT
THE FIRST AMENDED JOINT PLAN OF REORGANIZATION OF
WOLVERINE TUBE, INC. AND CERTAIN OF ITS SUBSIDIARIES, AS MODIFIED

CLASS 3 BALLOT FOR BENEFICIAL HOLDERS OF
NOTE CLAIMS

PLEASE READ AND FOLLOW THE ENCLOSED INSTRUCTIONS
FOR COMPLETING THIS BENEFICIAL HOLDER BALLOT
CAREFULLY BEFORE COMPLETING THIS BALLOT.

IN ORDER FOR YOUR VOTE TO BE COUNTED, ALL PRE-VALDATED
BENEFICIAL HOLDER BALLOTS AND MASTER BALLOTS CAST
ON BEHALF OF BENEFICIAL HOLDER BALLOTS THAT
WERE NOT PRE-VALDATED MUST BE COMPLETED, EXECUTED, AND
RETURNED SO AS TO BE ACTUALLY RECEIVED BY THE BALLOTING AGENT
BY 5:00 P.M.  PREVAILING EASTERN TIME ON MAY 23, 2011 (THE “VOTING
DEADLINE”) IN ACCORDANCE WITH THE FOLLOWING:

IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO YOUR NOMINEE:2
YOU MUST RETURN THIS BENEFICIAL HOLDER BALLOT
TO YOUR NOMINEE IN SUFFICIENT TIME
TO PERMIT YOUR NOMINEE TO DELIVER
A MASTER BALLOT INCLUDING YOUR VOTE TO THE
BALLOTING AGENT BY THE VOTING DEADLINE.

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Wolverine Tube, Inc. (0812), Tube Forming, L.P. (3323), Wolverine Joining Technologies, LLC (1600), WT Holdings Company, Inc. (4984), and TF Investor Inc. (8048). The Debtors’ corporate headquarters and the mailing address for each Debtor is 200 Clinton Avenue West, 10th Floor, Huntsville, Alabama 35801.

2 “Nominee” means the broker, dealer, commercial bank, trust company, or other agent holding or voting Notes on behalf of Beneficial Holders as record owner/holder.

IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED
TO THE BALLOTING AGENT:
YOUR NOMINEE SHOULD HAVE PRE-VALIDATED
THIS BENEFICIAL HOLDER BALLOT.
THEREFORE, YOU MUST RETURN THIS PRE-VALIDATED
BENEFICIAL HOLDER BALLOT DIRECTLY
TO THE BALLOTING AGENT SO IT IS ACTUALLY RECEIVED
ON OR BEFORE THE VOTING DEADLINE.

The above-captioned debtors and debtors in possession (collectively, the “Debtors”) are soliciting votes with respect to the First Amended Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code (as may be amended from time to time, the “Plan”‘) as set forth in the Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, as Modified (as may be amended from time to time, the “Amended Disclosure Statement”).  The Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) has approved the Amended Disclosure Statement as containing adequate information pursuant to section 1125 of the Bankruptcy Code, by entry of an order on April 15, 2011 (the “Disclosure Statement Approval Order”). Bankruptcy Court approval of the Amended Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

You are receiving this Beneficial Holder Ballot because your Nominee’s records indicate that you are a Beneficial Holder of a Note Claim in Class 3, as of the Voting Record Date April 15, 2011.

Accordingly, you have a right to vote to accept or reject the Plan.

Your rights are described in the Amended Disclosure Statement, which was included in the Solicitation Package you are receiving with this Beneficial Holder Ballot (as well as the Plan, Disclosure Statement Approval Order, and certain other materials).  If you received Solicitation Package materials in CD-ROM format and desire paper copies, or if you need to obtain additional Solicitation Packages, you may (a) contact the Balloting Agent by telephone at (212) 771-1128 or by e-mail at Balloting@DonlinRecano.com; or (b) download such documents (excluding the Ballots) from the Debtors’ restructuring website at http://www.donlinrecano.com/wti or by visiting the Bankruptcy Court’s website at http://www.deb.uscourts.gov.

This Beneficial Holder Ballot may not be used for any purpose other than for casting votes to accept or reject the Plan and making certain certifications with respect to the Plan.  If you believe you have received this Beneficial Holder Ballot in error, or if you believe that you have received the wrong Ballot, please contact the Balloting Agent immediately at the telephone number or e-mail address set forth above.

You should review the Amended Disclosure Statement and the Plan before you vote.  You may wish to seek legal advice concerning the Plan and the Plan’s classification and treatment of your Claim.  Your Claim has been placed in Class 3, Note Claims, under the Plan.  If you hold Claims in more than one Class, you will receive a Ballot for each Class in which you are entitled to vote.

2

Item 1.	Amount of Claim.

The undersigned hereby certifies that as of the Voting Record Date, the undersigned was the Beneficial Holder (or authorized signatory for a Beneficial Holder) of Note Claims in the following aggregate unpaid principal amount (insert amount in box below):

$____________

If your Notes are held by a Nominee on your behalf and you do not know the amount of the Notes held, please contact your Nominee immediately.

Item 2.	Vote on Plan.

The Holder of the Note Claims against the Debtors set forth in Item 1 votes to (please check one):

☐ ACCEPT (Vote FOR) the Plan	☐ REJECT (vote AGAINST) the Plan

IMPORTANT INFORMATION REGARDING THE THIRD PARTY RELEASE:

Section 10.2 of the Plan contains the following provision:

To the greatest extent permissible by law and except as otherwise provided in this Section 10.2, as of the Effective Date, each Holder of a Claim against the Debtors shall be deemed to have conclusively, absolutely, unconditionally, irrevocably, and forever, released and discharged the Third Party Releasees from any and all Claims, Interests, obligations, rights, suits, damages, Causes of Action, remedies, and liabilities whatsoever, whether for tort, fraud, contract, violations of federal or state securities laws, or otherwise, including any derivative Claims, asserted on behalf of a Debtor, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity, or otherwise, that such entity would have been legally entitled to assert (whether individually or collectively), based on or in any way relating to, or in any manner arising from, in whole or in part, the Debtors, the Debtors’ restructuring, the Chapter 11 Cases, the subject matter of, or the transactions or events giving rise to, any Claim that is treated in the Plan, the business or contractual arrangements between any Debtor and any Released Party, the restructuring of Claims and Interests prior to or in the Chapter 11 Cases, the negotiation, formulation, or preparation of the Plan, the related Disclosure Statement, the related Plan Supplement, or related agreements, instruments, or other documents, upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date of the Plan.  Notwithstanding anything to the contrary in the foregoing, the release set forth above does not release any post-Effective Date obligations of any party under the Plan or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan.

3

Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Third Party Release, which includes by reference each of the related provisions and definitions contained herein, and further, shall constitute the Bankruptcy Court’s finding that the Third Party Release is:  (1) in exchange for the good and valuable consideration provided by the Third Party Releasees; (2) a good faith settlement and compromise of the Claims released by this Section 10.2; (3) in the best interests of the Debtors and all Holders of Claims and Interests; (4) fair, equitable, and reasonable; (5) given and made after due notice and opportunity for hearing; and (6) a bar to any Entity granting a Third Party Release from asserting any claim or Cause of Action released pursuant to the Third Party Release.

Nothing in this Third Party Release shall be deemed to release or Impair any Allowed General Unsecured Claim against the Debtors, which Allowed General Unsecured Claims against the Debtors shall be treated as set forth in Article III of the Plan.

Notwithstanding anything to the contrary in this Section 10.2, nothing in Section 10.2 shall release a Third Party Releasee from any Claims or Causes of Action relating to a violation by such party of federal, state or local securities laws.

Item 3.	Certifications as to Note Claims Held in Additional Accounts.

By completing and returning this Beneficial Holder Ballot, the undersigned Beneficial Holder certifies that either (1) it has not submitted any other Ballots for other Note Claims in Class 3 held in other accounts or other record names or (2) it has provided the information specified in the following table for all other Note Claims in Class 3 for which it has submitted additional Beneficial Holder Ballots, each of which indicates the same vote to accept or reject the Plan (please use additional sheets of paper if necessary):

ONLY COMPLETE THIS SECTION If YOU HAVE VOTED NOTE CLAIMS ON A BENEFICIAL HOLDER BALLOT OTHER THAN THIS BENEFICIAL HOLDER BALLOT.

Account Number of Other Note Claims Voted	Holder of Other Note Claims Voted3	CUSIP of Other Note Claims Voted	Principal Amount of Other Note Claims Voted.	Type of Other Note Claims Voted
1.			$
2.			$
3.			$
4.			$
5.			$
6.			$

3 List your name if the Note Claim is held by you in record name. If the Note Claim is held in “street name,” please list the name of your Nominee.

4

Account Number of Other Note Claims Voted	Holder of Other Note Claims Voted3	CUSIP of Other Note Claims Voted	Principal Amount of Other Note Claims Voted.	Type of Other Note Claims Voted
7.			$
8.			$
9.			$
10.			$

Item 4.	Certifications.

By signing this Beneficial Holder Ballot, the undersigned certifies to the Bankruptcy Court and the Debtors:

(a)
that either:  (i) the Entity is the Beneficial Holder of the Note Claims being voted; or (ii) the Entity is an authorized signatory for an Entity that is a Beneficial Holder of the Note Claims being voted;

(b)
that the Entity (or in the case of an authorized signatory, the Beneficial Holder) has received a copy of the Amended Disclosure Statement and the Solicitation Package and acknowledges that the solicitation is being made pursuant to the terms and conditions set forth therein;

(c)	that the Entity has cast the same vote with respect to all Note Claims in a single Class; and

(d)
that no other Beneficial Holder Ballots with respect to the amount of the Note Claims identified in Item 1 have been cast or, if any other Beneficial Holder Ballots have been cast with respect to such Note Claims, then any such earlier Beneficial Holder Ballots are hereby revoked.

5

Name of
Beneficial Holder:
(Print or Type)

Signature:

Name of Signatory:
(If other than Beneficial Holder)
Title:

Address:

Telephone
Number:

Email:

Date Completed:

PLEASE COMPLETE, SIGN, AND DATE THIS BALLOT AND
RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

IF THE BALLOTING AGENT DOES NOT ACTUALLY RECEIVE THIS BENEFICIAL
HOLDER BALLOT (IF PRE-VALIDATED) OR THE MASTER BALLOT
INCORPORATING THE VOTE CAST BY THIS BENEFICIAL HOLDER BALLOT ON OR
BEFORE 5:00 P.M.  PREVAILING EASTERN TIME
ON MAY 23, 2011
(AND IF THE VOTING DEADLINE IS NOT EXTENDED), YOUR VOTE
TRANSMITTED BY THIS BENEFICIAL HOLDER BALLOT MAY BE COUNTED
TOWARD CONFIRMATION OF THE PLAN ONLY IN THE SOLE AND
ABSOLUTE DISCRETION OF THE DEBTORS.

6

Class 3 — Note Claims

INSTRUCTIONS FOR COMPLETING THIS BENEFICIAL HOLDER BALLOT

1.
The Debtors are soliciting the votes of Holders of Claims with respect to the Plan attached as Exhibit A to the Amended Disclosure Statement.  Capitalized terms used in the Beneficial Holder Ballot or in these instructions (the “Ballot Instructions”) but not otherwise defined therein or herein shall have the meaning set forth in the Plan, a copy of which also accompanies the Beneficial Holder Ballot.

2.	The Bankruptcy Court may confirm the Plan and thereby bind you, if, among other things, the Plan is confirmed. Please review the Amended Disclosure Statement for more information.

3.
To ensure that your vote is counted, you must:  (a) complete your Beneficial Holder Ballot in accordance with these instructions; (b) clearly indicate your decision either to accept or reject the Plan in the boxes provided in Item 2 of the Beneficial Holder Ballot; and (c) clearly sign and return your Beneficial Holder Ballot to the address set forth on the enclosed pre-addressed envelope in accordance with paragraph (5) directly below.

4.
Return of Beneficial Holder Ballots:  Your Beneficial Holder Ballot (if pre-validated) and/or the Master Ballot incorporating the vote cast on your Beneficial Holder Ballot MUST be returned to the Balloting Agent so as to be actually received by the Balloting Agent on or before the Voting Deadline, which is 5:00 p.m. prevailing Eastern Time on May 23, 2011.  To ensure your vote is counted toward confirmation of the Plan, please read the following information carefully so that you understand where your Beneficial Holder Ballot must be sent in order for it to be received before the Voting Deadline.

➢
Not pre-validated Beneficial Holder Ballot:  If you received a Beneficial Holder Ballot and a return envelope addressed to your Nominee, you must return your completed Beneficial Holder Ballot directly to your Nominee so that it is actually received in sufficient time to permit your Nominee to deliver a Master Ballot including your vote to the Balloting Agent by the Voting Deadline.

➢
Pre-validated Beneficial Holder Ballot:  If you received a Beneficial Holder Ballot and a return envelope addressed to the Balloting Agent, you must return your completed Beneficial Holder Ballot directly to the Balloting Agent so that it is actually received by the Balloting Agent on or before the Voting Deadline.

5.
If a Master Ballot, or pre-validated Beneficial Holder Ballot is received after the Voting Deadline and if the Voting Deadline is not extended, it may be counted only in the sole and absolute discretion of the Debtors.  Additionally, the following Beneficial Holder Ballots will NOT be counted:

➢	any Beneficial Holder Ballot that partially rejects and partially accepts the Plan;

➢
Beneficial Holder Ballots sent to the Debtors, the Debtors’ agents (other than the pre-validated Beneficial Holder Ballots sent to the Balloting Agent), any indenture trustee, or the Debtors’ financial or legal advisors;

➢	Beneficial Holder Ballots sent by facsimile, e-mail, or any other electronic means;

➢	any Beneficial Holder Ballot that is illegible or contains insufficient information to permit the identification of the Holder of the Claim;

➢	any Beneficial Holder Ballot cast by an Entity that does not hold a Claim in a Class that is entitled to vote on the Plan;

➢	any unsigned Beneficial Holder Ballot;

➢	any non-original Beneficial Holder Ballot; and/or

➢	any Beneficial Holder Ballot not marked to accept or reject the Plan or any Beneficial Holder Ballot marked both to accept and reject the Plan.

6.
The method of delivery of Beneficial Holder Ballots to the Balloting Agent or your Nominee is at the election and risk of each Holder of a Note Claim.  Except as otherwise provided herein, such delivery will be deemed made only when the Balloting Agent actually receives the originally executed pre-validated Beneficial Holder Ballot or Master Ballot incorporating the Beneficial Holder Ballot.  In all cases, Holders should allow sufficient time to assure timely delivery.

7.
If multiple Beneficial Holder Ballots are received from the same Holder of a Note Claim with respect to the same Note Claim prior to the Voting Deadline, the latest dated Beneficial Holder Ballot timely received will supersede and revoke any earlier received Beneficial Holder Ballots.

8.
You must vote all of your Note Claims within Class 3 either to accept or reject the Plan and may not split your vote.  Further, if a Holder has multiple Note Claims within Class 3, the Debtors may, in their discretion, aggregate the Claims of any particular Holder with multiple Note Claims within Class 3 for the purpose of counting votes.

9.
The Beneficial Holder Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan and make certifications with respect to the Beneficial Holder Ballot.  Accordingly, at this time, Holders of Claims should not surrender certificates or instruments representing or evidencing their Claims, and neither the Debtors nor the Balloting Agent will accept delivery of any such certificates or instruments surrendered together with a Beneficial Holder Ballot.

10.	This Beneficial Holder Ballot does not constitute, and shall not be deemed to be, (a) a Proof of Claim or (b) an assertion or admission of a Claim.

2

11.
Please be sure to sign and date your Beneficial Holder Ballot.  If you are signing a Beneficial Holder Ballot in your capacity as a trustee, executor, administrator, guardian, attorney in fact, officer of a corporation, or otherwise acting in a fiduciary or representative capacity, you must indicate such capacity when signing and, if required or requested by the Balloting Agent, the Debtors, or the Bankruptcy Court, must submit proper evidence to the requesting party to so act on behalf of such Holder.  In addition, please provide your name and mailing address if it is different from that set forth on the attached mailing label or if no such mailing label is attached to the Beneficial Holder Ballot.

12.
If you hold Claims in more than one Class under the Plan you may receive more than one ballot coded for each different Class.  Each ballot votes only your Claims indicated on that ballot, so please complete and return each Beneficial Holder Ballot and/or Ballot that you received.

PLEASE MAIL YOUR BENEFICIAL HOLDER BALLOT PROMPTLY

IF YOU HAVE ANY QUESTIONS REGARDING THIS BENEFICIAL HOLDER
BALLOT, THESE VOTING INSTRUCTIONS OR THE PROCEDURES FOR VOTING,
PLEASE CALL THE BALLOTING AGENT AT (212) 771-1128 OR E-MAIL THE
BALLOTING AGENT
AT BALLOTING@DONLINRECANO.COM

IF THE BALLOTING AGENT DOES NOT ACTUALLY RECEIVE THIS BENEFICIAL
HOLDER BALLOT FROM YOU (IF PRE-VALIDATED) OR THE MASTER BALLOT
CONTAINING YOUR VOTE FROM YOUR NOMINEE
ON OR BEFORE THE VOTING DEADLINE, WHICH IS 5:00 P.M.
PREVAILING EASTERN TIME ON MAY 23, 2011
(AND IF THE VOTING DEADLINE IS NOT EXTENDED), YOUR VOTE
TRANSMITTED HEREBY MAY BE COUNTED ONLY IN THE SOLE AND
ABSOLUTE DISCRETION OF THE DEBTORS.

3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
:
WOLVERINE TUBE, INC., et al.,1	:	Case No. 10-13522 (PJW)
:
Debtors.	:	(Jointly Administered)

MASTER BALLOT FOR NOMINEES OF BENEFICIAL HOLDERS OF
NOTE CLAIMS IN CLASS 3

PLEASE READ AND FOLLOW THE ENCLOSED INSTRUCTIONS FOR COMPLETING
MASTER BALLOTS CAREFULLY BEFORE COMPLETING THIS MASTER BALLOT.

THIS MASTER BALLOT MUST BE COMPLETED, EXECUTED, AND RETURNED
SO THAT IT IS ACTUALLY RECEIVED BY THE BALLOTING
AGENT ON OR BEFORE 5:00 P.M. PREVAILING EASTERN TIME ON MAY 23, 2011
(THE “VOTING DEADLINE”).

The above-captioned debtors and debtors in possession (collectively, the “Debtors”“) are soliciting votes with respect to the First Amended Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code (as may be amended from time to time, the “Plan”) as set forth in the Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, as Modified (as may be amended from time to time, the “Amended Disclosure Statement”).  The Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) has approved the Amended Disclosure Statement as containing adequate information pursuant to section 1125 of the Bankruptcy Code, by entry of an order on April 15, 2011 (the “Disclosure Statement Approval Order”).  Bankruptcy Court approval of the Amended Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

This Master Ballot is being sent to you because the Debtors’ records indicate that, as of the Voting Record Date April 15, 2011, you are a broker, dealer, commercial bank, trust company, or other agent or nominee (each, a “Nominee”) of beneficial holders (collectively, the “Beneficial Holders”) of Note Claims.

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Wolverine Tube, Inc. (0812), Tube Forming, L.P. (3323), Wolverine Joining Technologies, LLC (1600), WT Holdings Company, Inc. (4984), and TF Investor Inc. (8048). The Debtors’ corporate headquarters and the mailing address for each Debtor is 200 Clinton Avenue West, 10th Floor, Huntsville, Alabama 35801.

As a Nominee, you should already have distributed a Solicitation Package, including a Beneficial Holder Ballot, to each Beneficial Holder of Note Claims (or intermediary Nominees, if applicable) and taken any action required to enable such Beneficial Holder to timely vote its Claim to accept or reject the Plan.  You should have included in each Solicitation Package a return envelope addressed to you (and not include a return envelope addressed to the Balloting Agent), unless you chose to pre-validate such Beneficial Holder Ballot, in which case the Solicitation Package should have included a return envelope addressed only to the Balloting Agent.  With respect to any Beneficial Holder Ballots returned to you, you must (1) execute this Master Ballot so as to reflect the voting instructions given to you in the Beneficial Holder Ballots by the Beneficial Holders for whom you hold Notes and (2) forward this Master Ballot to the Balloting Agent in accordance with the Master Ballot Instructions accompanying this Master Ballot.

If you are both the registered or record holder and Beneficial Holder of any Note Claims and you wish to vote such Note Claims, you may complete a Beneficial Holder Ballot or this Master Ballot.

If you received Solicitation Package materials in CD-ROM format and desire paper copies, or if you need to obtain additional Solicitation Packages, you may (a) contact the Balloting Agent by telephone at (212) 771-1128 or by e-mail at Balloting@DonlinRecano.com; or (b) download such documents (excluding the Ballots) from the Debtors’ restructuring website at http://www.donlinrecano.com/wti or by visiting the Bankruptcy Court’s website at http://www.deb.uscourts.gov.

This Master Ballot may not be used for any purpose other than for casting votes to accept or reject the Plan and making certain certifications with respect thereto.  If you believe that you have received this Master Ballot in error, please contact the Debtors’ Balloting Agent immediately at the telephone number or e-mail address set forth above.

If the Balloting Agent does not actually receive this Master Ballot on or before the Voting Deadline, which is 5:00 p.m. prevailing Eastern Time on
May 23, 2011, and if the Voting Deadline is not extended, the Beneficial Holders’
votes transmitted hereby may be counted only in the sole and absolute discretion of the Debtors.

Item 1.	Certification of Authority to Vote.

The undersigned certifies that, as of the Voting Record Date, the undersigned (please check the applicable box):

☐	is a Nominee for the Beneficial Holders of the aggregate principal amount of Note Claims listed in Item 2, below and is the registered Holder of the Note Claims being voted;

☐
s acting under a power of attorney and/or agency agreement (a copy of which will be provided upon request) granted by a Nominee that is the registered Holder of the aggregate principal amount of Note Claims listed in Item 2 below; or

2

☐
has been granted a proxy (an original of which is annexed hereto) from (1) a Nominee or (2) a Beneficial Holder, that is the registered Holder of the aggregate amount of the Note Claims listed in Item 2 below and, accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the Beneficial Holders of the Note Claims described in Item 2 below.

Item 2.	Note Claims Vote.

Beneficial Holders Votes:  The undersigned transmits the following votes of Beneficial Holders in respect of their Note Claims.  The undersigned certifies that the following Beneficial Holders of Note Claims, as identified by their respective customer account numbers set forth below, are Beneficial Holders of the Note Claims as of the Voting Record Date and have delivered to the undersigned, as Nominee, Beneficial Holder Ballots casting such votes.

To Properly Complete the Following Table:  Indicate in the appropriate column below the aggregate principal amount voted for each account (please use additional sheets of paper if necessary and, if possible, attach such information to this Master Ballot in the form of the following table).  Please note:  (1) each account of a Beneficial Holder must vote all such Beneficial Holder’s Note Claims to accept or reject the Plan and may not split such vote; and (2) do not count any Beneficial Holder Ballot executed by the Beneficial Holder that does not indicate an acceptance or rejection of the Plan or that indicates both an acceptance and a rejection of the Plan.

Your Customer Account Number For Each Beneficial Holder of Voting Note Claims
Principal Amount of Note Claims
In order to vote on the Plan, the Beneficial Holder
must have checked a box in Item 2 on the
Beneficial Holder Ballot to ACCEPT or REJECT
the Plan.  In addition, if the Beneficial Holder
returned a signed Beneficial Holder Ballot but did
not check a box (or checked both boxes) in Item 2,
the Beneficial Holder Ballot will not be counted for
purposes of determining acceptance or rejection of
the Plan.

		ACCEPT THE PLAN	REJECT THE PLAN
1.		$	$
2.		$	$
3.		$	$
4.		$	$
5.		$	$
6.		$	$
7.		$	$
8.		$	$
9.		$	$
10.	TOTALS:	$	$

3

IMPORTANT INFORMATION REGARDING THE THIRD PARTY RELEASE:

Section 10.2 of the Plan contains the following provision:

To the greatest extent permissible by law and except as otherwise provided in this Section 10.2, as of the Effective Date, each Holder of a Claim against the Debtors shall be deemed to have conclusively, absolutely, unconditionally, irrevocably, and forever, released and discharged the Third Party Releasees from any and all Claims, Interests, obligations, rights, suits, damages, Causes of Action, remedies, and liabilities whatsoever, whether for tort, fraud, contract, violations of federal or state securities laws, or otherwise, including any derivative Claims, asserted on behalf of a Debtor, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity, or otherwise, that such entity would have been legally entitled to assert (whether individually or collectively), based on or in any way relating to, or in any manner arising from, in whole or in part, the Debtors, the Debtors’ restructuring, the Chapter 11 Cases, the subject matter of, or the transactions or events giving rise to, any Claim that is treated in the Plan, the business or contractual arrangements between any Debtor and any Released Party, the restructuring of Claims and Interests prior to or in the Chapter 11 Cases, the negotiation, formulation, or preparation of the Plan, the related Disclosure Statement, the related Plan Supplement, or related agreements, instruments, or other documents, upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date of the Plan.  Notwithstanding anything to the contrary in the foregoing, the release set forth above does not release any post-Effective Date obligations of any party under the Plan or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan.

Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Third Party Release, which includes by reference each of the related provisions and definitions contained herein, and further, shall constitute the Bankruptcy Court’s finding that the Third Party Release is:  (1) in exchange for the good and valuable consideration provided by the Third Party Releasees; (2) a good faith settlement and compromise of the Claims released by this Section 10.2; (3) in the best interests of the Debtors and all Holders of Claims and Interests; (4) fair, equitable, and reasonable; (5) given and made after due notice and opportunity for hearing; and (6) a bar to any Entity granting a Third Party Release from asserting any claim or Cause of Action released pursuant to the Third Party Release.

Nothing in this Third Party Release shall be deemed to release or Impair any Allowed General Unsecured Claim against the Debtors, which Allowed General Unsecured Claims against the Debtors shall be treated as set forth in Article III of the Plan.

Notwithstanding anything to the contrary in this Section 10.2, nothing in Section 10.2 shall release a Third Party Releasee from any Claims or Causes of Action relating to a violation by such party of federal, state or local securities laws.

4

Item 3.	Certification as to Transcription of Information from Item 3 of the Beneficial Holder Ballots as to Note Claims Voted Through Other Beneficial Holder Ballots.

The undersigned certifies that the undersigned has transcribed in the following table the information, if any, provided by Beneficial Holders in Item 3 of each of the Beneficial Holder’s original Beneficial Holder Ballots, identifying any Note Claims for which such Beneficial Holders have submitted other Beneficial Holder Ballots other than to the undersigned:

Your Customer Account	TRANSCRIBE FROM ITEM 3 OF THE BENEFICIAL HOLDER BALLOTS
Number For Each Beneficial Holder of Voting Note Claims That Completed Item 3 of the Beneficial Holder Ballot	Account Number of Other Note Claims Voted	Name of Holder of Other Note Claims Voted	CUSIP of Other Note Claims Voted	Principal Amount of Other Note Claims Voted	Type of Other Class 3 Claims Voted
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

Item 4.	Certification.

By signing this Master Ballot, the undersigned certifies that:

(a)
it has received a copy of the Amended Disclosure Statement, the Beneficial Holder Ballots, and the Solicitation Package and has delivered the same to the Beneficial Holders listed on the Beneficial Holder Ballots or to any intermediary Nominee, as applicable;

(b)	it has received a completed and signed Beneficial Holder Ballot from each Beneficial Holder listed in Item 2 of this Master Ballot or from an intermediary Nominee, as applicable;

(c)	it is the registered Holder of the Note Claims being voted;

(d)	it has been authorized by each such Beneficial Holder or intermediary Nominee, as applicable, to vote on the Plan and to make applicable elections;

5

(e)	it has properly disclosed:

(i)	the number of Beneficial Holders who completed Beneficial Holder Ballots;

(ii)	the respective amounts of the Note Claims owned, as the case may be, by each Beneficial Holder who completed a Beneficial Holder Ballot;

(iii)	each such Beneficial Holder’s respective vote concerning the Plan;

(iv)	each such Beneficial Holder’s certification as to other Note Claims voted; and

(v)	the customer account or other identification number for each such Beneficial Holder;

(f)	each such Beneficial Holder has certified to the undersigned or to an intermediary Nominee, as applicable, that it is eligible to vote on the Plan;

(g)
each such Beneficial Holder has certified to the Nominee that such Beneficial Holder has not submitted any other ballot for such Claims held in other accounts or other names, or, if it has submitted another ballot held in other accounts or names, that the Beneficial Holder has certified to the Nominee that such Beneficial Holder has cast the same vote for such Claims, and the undersigned has identified such other accounts or owner and such other ballots; and

(h)
it will maintain Beneficial Holder Ballots and evidence of separate transactions returned by Beneficial Holders or by intermediary Nominees (whether properly completed or defective) for at least one year after the Voting Deadline and disclose all such information to the Bankruptcy Court or the Debtors, as the case may be, if so ordered.

6

Name of Nominee:
(Print or Type)

Participant Number:

Name of Proxy Holder or Agent for Nominee:
(Print or Type)
Signature:

Name of Signatory:
(If other than Holder)

Title:

Address:

Telephone
Number:

Email:

Date Completed:

PLEASE COMPLETE, SIGN AND DATE THIS MASTER BALLOT
AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED TO:

If by regular mail:

Donlin Recano & Company, Inc.
Re: WTI, Inc.
Attn: Voting Department
P.O. Box 2034, Murray Hill Station
New York, NY 10156-0701

If by hand delivery or overnight courier:

Donlin Recano & Company, Inc.
Re: WTI, Inc.
Attn: Voting Department
419 Park Avenue South, Suite 1206
New York, NY 10016

7

IF THE BALLOTING AGENT DOES NOT ACTUALLY RECEIVE
THIS MASTER BALLOT ON OR BEFORE 5:00 P.M. PREVAILING
EASTERN TIME ON MAY 23, 2011 (AND IF THE VOTING
DEADLINE IS NOT EXTENDED), THE VOTES CAST HEREBY
MAY BE COUNTED ONLY IN THE SOLE AND
ABSOLUTE DISCRETION OF THE DEBTORS.

8

Class 3 — Nominees of Beneficial Holders of Note Claims

INSTRUCTIONS FOR COMPLETING THIS MASTER BALLOT

1.
The Debtors are soliciting the votes of Holders of Claims with respect to the Plan attached as Exhibit A to the Amended Disclosure Statement.  Capitalized terms used in the Master Ballot or in these instructions (the “Master Ballot Instructions”) but not otherwise defined therein or herein shall have the meaning set forth in the Plan, a copy of which also accompanies the Master Ballot.

2.	The Bankruptcy Court may confirm the Plan and thereby bind Beneficial Holders. Please review the Amended Disclosure Statement for more information.

HOW TO VOTE:

You should already have distributed Solicitation Package(s), including Beneficial Holders Ballots, to each Beneficial Holder of Note Claims (or intermediary Nominees, if applicable) and taken any action required to enable each such Beneficial Holder to timely vote its Claims.

3.
If you are both the record holder and the Beneficial Holder of any principal amount of the Note Claims and you wish to vote Note Claims, you may complete and execute either an individual Beneficial Holder Ballot or a Master Ballot and return the same to the Balloting Agent in accordance with these instructions.

4.
If you are transmitting the votes of any Beneficial Holders other than yourself, you may, at your option, elect to pre-validate the Beneficial Holder Ballots sent to you by the Balloting Agent.  Based on your decision as to whether or not to pre-validate Beneficial Holder Ballots, the instructions in either paragraph 5 or paragraph 6 apply (but not both).

5.
PRE-VALIDATED BENEFICIAL HOLDER BALLOTS:  A Nominee “pre-validates” a Beneficial Holder Ballot by indicating thereon the record holder of the Note Claims voted, the amount of the Note Claims held by the Beneficial Holder, and the appropriate account numbers through which the Beneficial Holder’s holdings are derived.  If you choose to pre-validate individual Beneficial Holder Ballots, you must immediately:  (a) “pre-validate” the individual Beneficial Holder Ballot contained in the Solicitation Package sent to you by the Balloting Agent and (b) forward the Solicitation Package to the Beneficial Holder for voting, including:

a.	the pre-validated Beneficial Holder Ballot; and

b.
a return envelope addressed to the Balloting Agent (either by using a self-addressed return envelope provided by the Balloting Agent, or by providing an envelope addressed to:  Donlin Recano & Company, Inc., Re:  WTI, Inc., Attn:  Voting Department, P.O. Box 2034, Murray Hill Station, New York, NY 10156-0701).

6.	NON PRE-VALIDATED BENEFICIAL HOLDER BALLOTS: If you did NOT choose to pre-validate individual Beneficial Holder Ballots, you must:

a.
immediately forward the Solicitation Package(s) sent to you by the Balloting Agent to each Beneficial Holder for voting, including:  (i) the Beneficial Holder Ballot; (ii) a return envelope addressed to the Nominee; and (iii) clear instructions stating that Beneficial Holders must return their Beneficial Holder Ballot directly to the Nominee so that it is actually received by the Nominee in enough time to prepare the Master Ballot in accordance with paragraph 6(b).  directly below and return the Master Ballot to the Balloting Agent so it is actually received by the Balloting Agent on or before the Voting Deadline; and

b.	upon receipt of completed, executed Beneficial Holder Ballots returned to you by a Beneficial Holder (or intermediary Nominee), you must:

➢
compile and validate the votes and other relevant information of each such Beneficial Holder on the Master Ballot using the customer account number or other identification number assigned by you or an intermediary Nominee to each such Beneficial Holder;

➢	execute the Master Ballot;

➢	transmit such Master Ballot to the Balloting Agent by the Voting Deadline; and

➢
retain such Beneficial Holder Ballots in your files for a period of at least one year after the Voting Deadline (as you may be ordered to produce the Beneficial Holder Ballots to the Debtors or the Bankruptcy Court).

7.
If a Master Ballot is received after the Voting Deadline and if the Voting Deadline is not extended, it may be counted only in the sole and absolute discretion of the Debtors.  Additionally, the following Master Ballots (and therefore Beneficial Holder Ballots) will not be counted:

➢	Master Ballots sent to any of the Debtors, the Debtors’ agents (other than the Balloting Agent), any indenture trustee, or the Debtors’ financial or legal advisors;

➢	Master Ballots sent by facsimile, e-mail, or any other electronic means;

➢	any Master Ballot that is illegible or contains insufficient information to permit the identification of the Beneficial Holder of the Claim;

➢	any Master Ballot or portion thereof cast on behalf of an Entity (or Entities) that does not hold a Claim in a Class that is entitled to vote on the Plan;

➢	any unsigned Master Ballot;

➢	any non-original Master Ballot; and/or

2

➢	any Master Ballot not marked to accept or reject the Plan or the portion of any Master Ballot that is marked, with respect to a single account number, both to accept and reject the Plan.

8.
Any Ballot returned to you by a Beneficial Holder of a Claim or intermediary Nominee shall not be counted for purposes of accepting or rejecting the Plan until you properly complete and deliver to the Balloting Agent a Master Ballot that reflects the vote of such Beneficial Holders or intermediary Nominees by the Voting Deadline or otherwise validate the Beneficial Holder Ballot in a manner acceptable to the Balloting Agent.

9.
The method of delivery of Master Ballots to the Balloting Agent is at the election and risk of each Nominee.  Except as otherwise provided herein, such delivery will be deemed made only when the Balloting Agent actually receives the originally executed Master Ballot.  Instead of effecting delivery by first-class mail, it is recommended, though not required, that Nominees use an overnight or hand delivery service.  In all cases, Nominees should allow sufficient time to assure timely delivery.

10.
If multiple Master Ballots are received from the same Nominee with respect to the same Beneficial Holder Ballot belonging to a Beneficial Holder of a Claim prior to the Voting Deadline, the latest dated Master Ballot timely received will supersede and revoke any earlier received Master Ballots.

11.
The Master Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan and make certifications with respect to the Beneficial Holder Ballots.  Accordingly, at this time, Holders of Claims should not surrender certificates or instruments representing their Claims and you should not accept delivery of any such certificates or instruments surrendered together with a Beneficial Holder Ballot.

12.	This Master Ballot does not constitute, and shall not be deemed to be, (a) a Proof of Claim or (b) an assertion or admission of a Claim.

13.
Please be sure to properly execute your Master Ballot.  You must:  (a) sign and date your Master Ballot; (b) if applicable, indicate that you are signing a Master Ballot in your capacity as a trustee, executor, administrator, guardian, attorney in fact, officer of a corporation, or otherwise acting in a fiduciary or representative capacity and, if required or requested by the Balloting Agent, the Debtors, or the Bankruptcy Court, submit proper evidence to the requesting party to so act on behalf of such Beneficial Holder; and (c) provide your name and mailing address if it is different from that set forth on the attached mailing label or if no such mailing label is attached to the Master Ballot.

14.
No fees or commissions or other remuneration will be payable to any Nominee for soliciting Beneficial Holder Ballots accepting the Plan.  The Debtors will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Beneficial Holder Ballots and other enclosed materials to your customers.

3

PLEASE MAIL YOUR MASTER BALLOT PROMPTLY!

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT,
THESE VOTING INSTRUCTIONS OR THE PROCEDURES FOR VOTING,
PLEASE CALL THE BALLOTING AGENT AT (212) 771-1128
OR E-MAIL THE BALLOTING AGENT AT BALLOTING@DONLINRECANO.COM

NOTHING CONTAINED HEREIN OR IN THE
ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER
ENTITY THE AGENT OF THE DEBTORS OR THE BALLOTING AGENT OR
AUTHORIZE YOU OR ANY OTHER ENTITY TO USE ANY DOCUMENT OR
MAKE ANY STATEMENTS ON BEHALF OF ANY OF THE
DEBTORS WITH RESPECT TO THE PLAN, EXCEPT FOR
THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH.

4

EXHIBIT 3

Class 5 Ballot

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
:
WOLVERINE TUBE, INC., et al.,1	:	Case No. 10-13522 (PJW)
:
Debtors.	:	(Jointly Administered)

BALLOT FOR VOTING TO ACCEPT OR REJECT
THE FIRST AMENDED JOINT PLAN OF REORGANIZATION OF
WOLVERINE TUBE, INC. AND CERTAIN OF ITS SUBSIDIARIES, AS MODIFIED

CLASS 5 BALLOT FOR HOLDERS OF
PBGC CLAIM

PLEASE READ AND FOLLOW THE ENCLOSED INSTRUCTIONS FOR COMPLETING
THIS BALLOT CAREFULLY BEFORE COMPLETING THIS BALLOT.

IN ORDER FOR YOUR VOTE TO BE COUNTED, ALL BALLOTS MUST BE
COMPLETED, EXECUTED, AND RETURNED SO AS TO BE
ACTUALLY RECEIVED BY THE BALLOTING AGENT BY 5:00 P.M.
PREVAILING EASTERN TIME ON MAY 23, 2011 (THE “VOTING DEADLINE”)
IN ACCORDANCE WITH THE FOLLOWING:

The above-captioned debtors and debtors in possession (collectively, the “Debtors”) are soliciting votes with respect to the First Amended Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code (as may be amended from time to time, the “Plan”) as set forth in the Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, as Modified (as may be amended from time to time, the “Amended Disclosure Statement”).  The Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) has approved the Amended Disclosure Statement as containing adequate information pursuant to section 1125 of the Bankruptcy Code, by entry of an order on April 15, 2011 (the “Disclosure Statement Approval Order”).  Bankruptcy Court approval of the Amended Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

You are receiving this Ballot because our records indicate that you are a Holder of a PBGC Claim in Class 3, as of the Voting Record Date April 15, 2011.

1  The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  Wolverine Tube, Inc. (0812), Tube Forming, L.P. (3323), Wolverine Joining Technologies, LLC (1600), WT Holdings Company, Inc. (4984), and TF Investor Inc. (8048).  The Debtors’ corporate headquarters and the mailing address for each Debtor is 200 Clinton Avenue West, 10th Floor, Huntsville, Alabama 35801.

Accordingly, you have a right to vote to accept or reject the Plan.

Your rights are described in the Amended Disclosure Statement, which was included in the Solicitation Package you are receiving with this PBGC Claim Holder Ballot (as well as the Plan, Disclosure Statement Approval Order, and certain other materials).  If you received Solicitation Package materials in CD-ROM format and desire paper copies, or if you need to obtain additional Solicitation Packages, you may (a) contact the Balloting Agent by telephone at (212) 771-1128 or by e-mail at Balloting@DonlinRecano.com; or (b) download such documents (excluding the Ballots) from the Debtors’ restructuring website at http://www.donlinrecano.com/wti or by visiting the Bankruptcy Court’s website at http://www.deb.uscourts.gov.

This PBGC Claim Holder Ballot may not be used for any purpose other than for casting votes to accept or reject the Plan and making certain certifications with respect to the Plan.  If you believe you have received this PBGC Claim Holder Ballot in error, or if you believe that you have received the wrong Ballot, please contact the Balloting Agent immediately at the telephone number or e-mail address set forth above.

You should review the Amended Disclosure Statement and the Plan before you vote.  You may wish to seek legal advice concerning the Plan and the Plan’s classification and treatment of your Claim.  Your Claim has been placed in Class 5, PBGC Claim, under the Plan.  If you hold Claims in more than one Class, you will receive a Ballot for each Class in which you are entitled to vote.

Item 1.	Amount of Claim.

The undersigned hereby certifies that as of the Voting Record Date, the undersigned was the Holder (or authorized signatory for a Holder) of PBGC Claim in the following aggregate unpaid principal amount (insert amount in box below):

$___________

Item 2.	Vote on Plan.

The Holder of the PBGC Claim against the Debtors set forth in Item 1 votes to (please check one):

☐ ACCEPT (vote FOR) the Plan	☐ REJECT (vote AGAINST) the Plan

2

Certifications.

By signing this PBGC Claim Holder Ballot, the undersigned certifies to the Bankruptcy Court and the Debtors:

(i)	that either: (i) the Entity is the Holder of the PBGC Claim being voted; or (ii) the Entity is an authorized signatory for an Entity that is a Holder of the PBGC Claim being voted;

(j)
that the Entity (or in the case of an authorized signatory, the Holder) has received a copy of the Amended Disclosure Statement and the Solicitation Package and acknowledges that the solicitation is being made pursuant to the terms and conditions set forth therein;

(k)	that the Entity has cast the same vote with respect to all PBGC Claim in a single Class; and

(l)
that no other PBGC Claim Ballots with respect to the amount of the PBGC Claim identified in Item 1 have been cast or, if any other Ballots have been cast with respect to such PBGC Claim, then any such earlier Ballots are hereby revoked.

Name of
Holder:
(Print or Type)

Signature:

Name of Signatory:
(If other than Holder)

Title:

Address:

Telephone
Number:

Email:

Date Completed:

3

PLEASE COMPLETE, SIGN, AND DATE THIS BALLOT AND
RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

IF THE BALLOTING AGENT DOES NOT ACTUALLY RECEIVE THIS PBGC CLAIM
HOLDER BALLOT ON OR BEFORE 5:00 P.M.  PREVAILING
EASTERN TIME ON MAY 23, 2011 (AND IF THE VOTING DEADLINE IS NOT
EXTENDED), YOUR VOTE TRANSMITTED BY THIS PBGC CLAIM HOLDER
BALLOT MAY BE COUNTED TOWARD CONFIRMATION OF THE PLAN ONLY
IN THE SOLE AND ABSOLUTE DISCRETION OF THE DEBTORS.

4

Class 5 — PBGC Claim

INSTRUCTIONS FOR COMPLETING THIS PBGC CLAIM HOLDER BALLOT

15.
The Debtors are soliciting the votes of Holders of Claims with respect to the Plan attached as Exhibit A to the Amended Disclosure Statement.  Capitalized terms used in the PBGC Claim Holder Ballot or in these instructions (the “Ballot Instructions”) but not otherwise defined therein or herein shall have the meaning set forth in the Plan, a copy of which also accompanies the Ballot.

16.	The Bankruptcy Court may confirm the Plan and thereby bind you, if, among other things, the Plan is confirmed. Please review the Amended Disclosure Statement for more information.

17.
To ensure that your vote is counted, you must:  (a) complete your PBGC Claim Holder Ballot in accordance with these instructions; (b) clearly indicate your decision either to accept or reject the Plan in the boxes provided in Item 2 of the PBGC Claim Holder Ballot; and (c) clearly sign and return your PBGC Claim Holder Ballot to the address set forth on the enclosed pre-addressed envelope in accordance with paragraph (5) directly below.

➢
Return of Ballots:  Your PBGC Claim Ballot MUST be returned to the Balloting Agent so as to be actually received by the Balloting Agent on or before the Voting Deadline, which is 5:00 p.m. prevailing Eastern Time on May 23, 2011.

18.
The method of delivery of PBGC Claim Ballots to the Balloting Agent is at the election and risk of each Holder of a PBGC Claim.  Except as otherwise provided herein, such delivery will be deemed made only when the Balloting Agent actually receives the originally PBGC Claim executed pre-validated Ballot or Master Ballot incorporating the Ballot.  In all cases, Holders should allow sufficient time to assure timely delivery.

19.
If multiple PBGC Claim Ballots are received from the same Holder of a PBGC Claim with respect to the same PBGC Claim prior to the Voting Deadline, the latest dated Ballot timely received will supersede and revoke any earlier received Ballots.

20.
You must vote all of your PBGC Claim within Class 5 either to accept or reject the Plan and may not split your vote.  Further, if a Holder has multiple PBGC Claims within Class 5 the Debtors may, in their discretion, aggregate the Claims of any particular Holder with multiple PBGC Claims within Class 5 for the purpose of counting votes.

21.
The PBGC Claim Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan and make certifications with respect to the PBGC Claim Ballot.  Accordingly, at this time, Holders of Claims should not surrender certificates or instruments representing or evidencing their Claims, and neither the Debtors nor the Balloting Agent will accept delivery of any such certificates or instruments surrendered together with a Ballot.

22.	This PBGC Claim Ballot does not constitute, and shall not be deemed to be, (a) a Proof of Claim or (b) an assertion or admission of a Claim.

23.
Please be sure to sign and date your PBGC Claim Ballot.  If you are signing a PBGC Claim Ballot in your capacity as a trustee, executor, administrator, guardian, attorney in fact, officer of a corporation, or otherwise acting in a fiduciary or representative capacity, you must indicate such capacity when signing and, if required or requested by the Balloting Agent, the Debtors, or the Bankruptcy Court, must submit proper evidence to the requesting party to so act on behalf of such Holder.  In addition, please provide your name and mailing address if it is different from that set forth on the attached mailing label or if no such mailing label is attached to the Ballot.

24.
If you hold Claims in more than one Class under the Plan you may receive more than one ballot coded for each different Class.  Each ballot votes only your Claims indicated on that ballot, so please complete and return each Ballot and/or Ballot that you received.

PLEASE MAIL YOUR PBGC CLAIM BALLOT PROMPTLY

IF YOU HAVE ANY QUESTIONS REGARDING THIS PBGC CLAIM
BALLOT, THESE VOTING INSTRUCTIONS OR THE PROCEDURES FOR VOTING,
PLEASE CALL THE BALLOTING AGENT AT (212) 771-1128 OR E-MAIL THE
BALLOTING AGENT AT BALLOTING@DONLINRECANO.COM

IF THE BALLOTING AGENT DOES NOT ACTUALLY RECEIVE THIS PBGC
CLAIM BALLOT FROM YOU ON OR BEFORE THE VOTING DEADLINE,
WHICH IS 5:00 P.M. PREVAILING EASTERN TIME ON MAY 23, 2011
(AND IF THE VOTING DEADLINE IS NOT EXTENDED), YOUR VOTE
TRANSMITTED HEREBY MAY BE COUNTED ONLY IN THE SOLE
AND ABSOLUTE DISCRETION OF THE DEBTORS.

2

EXHIBIT 4

Cover Letter to Holders of Claims

[__________________], 2011

[XX]
[XX]
[XX]

Re:	In re Wolverine Tube, Inc., et al.,
Chapter 11 Case No. 10-13522 (PJW) (Jointly Administered)

Dear Claimholder:

As you are aware, Wolverine Tube, Inc. and certain of its subsidiaries, as debtors and debtors in possession (collectively, the “Debtors”),1 each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on November 1, 2010.

You have received this letter and the enclosed materials because you are entitled to vote on the First Amended Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, as Modified (as may be amended from time to time, the “Plan”).  On April 15, 2011, the Bankruptcy Court entered an order (the “Disclosure Statement Approval Order”):  (i) authorizing the Debtors to solicit votes to accept or reject the Plan; (ii) approving procedures for soliciting, receiving, and tabulating votes on the Plan and for filing objections to the Plan (the “Solicitation and Voting Procedures”);  and (iii) approving the First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the First Amended Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, as Modified (the “Amended Disclosure Statement”).2

YOU ARE RECEIVING THIS LETTER BECAUSE YOU ARE ENTITLED
TO VOTE ON THE PLAN.  THEREFORE, YOU SHOULD READ THIS
LETTER CAREFULLY AND DISCUSS IT WITH YOUR ATTORNEY.  IF
YOU DO NOT HAVE AN ATTORNEY, YOU MAY WISH TO CONSULT ONE.

In addition to this cover letter, you have received the enclosed materials, referred to collectively as the “Solicitation Package,” which the Court approved for distribution to Holders of Claims in connection with the solicitation of votes to accept the Plan, and which consist of the following:

i.	the Amended Disclosure Statement, as approved by the Bankruptcy Court (with all exhibits, including the Plan);

1  The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  Wolverine Tube, Inc. (0812), Tube Forming, L.P. (3323), Wolverine Joining Technologies, LLC (1600), WT Holding Company, Inc. (4984) and TF Investor Inc. (8048).  The Debtors’ corporate headquarters and the mailing address for each Debtor is 200 Clinton Avenue West, 10th Floor, Huntsville, Alabama 35801.

2  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Amended Disclosure Statement.

ii.	the Disclosure Statement Approval Order (excluding the exhibits thereto); and

iii.	an appropriate Ballot (together with detailed voting instructions and a postage prepaid return envelope, pre-addressed to the Balloting Agent).

The Board of Directors of Wolverine Tube, Inc. (on behalf of each of the Debtors) has approved the filing of the Plan and the solicitation of votes to accept or reject the Plan.  The Debtors believe that the acceptance of the Plan is in the best interests of the Estates, Holders of Claims that are entitled to vote on the Plan, and all other parties in interest.  Moreover, the Debtors believe that any alternative other than confirmation of the Plan could result in extensive delays and increased administrative expenses, which, in turn, would likely result in smaller distributions (or no distributions) on account of claims asserted in these Chapter 11 cases.

THE DEBTORS STRONGLY URGE YOU TO PROPERLY AND TIMELY CAST YOUR BALLOT TO ACCEPT THE PLAN.

The materials in the Solicitation Package are intended to be self-explanatory.  If you should have any questions, if you received Solicitation Package materials in CD-ROM format and desire paper copies, or if you need to obtain additional Solicitation Packages, you may (a) contact the Balloting Agent by telephone at (212) 771-1128 or by e-mail at Balloting@DonlinRecano.com; or (b) download such documents (excluding the Ballots) from the Debtors’ restructuring website at http://www.donlinrecano.com/wti or by visiting the Bankruptcy Court’s website at http://www.deb.uscourts.gov.  Please be advised that the Balloting Agent is authorized to answer questions about and provide additional copies of solicitation materials but may not advise you as to whether you should vote to accept or reject the Plan.

Sincerely,

Wolverine Tube, Inc., et al.

2

EXHIBIT 5

Confirmation Hearing Notice

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
:
WOLVERINE TUBE, INC., et al.,1	:	Case No. 10-13522 (PJW)
:
Debtors.	:	(Jointly Administered)

NOTICE OF HEARING TO CONSIDER CONFIRMATION
OF THE FIRST AMENDED JOINT PLAN OF REORGANIZATION OF WOLVERINE
TUBE, INC. AND ITS AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE
BANKRUPTCY CODE, AS MODIFIED
AND RELATED VOTING AND OBJECTION DEADLINES

TO:	ALL HOLDERS OF CLAIMS, HOLDERS OF INTERESTS, AND PARTIES IN INTEREST IN THE ABOVE-CAPTIONED CHAPTER 11 CASES

PLEASE TAKE NOTICE OF THE FOLLOWING:

1.           Approval of the Disclosure Statement and Solicitation and Voting Procedures.  On April 15, 2011, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered an order (the “Disclosure Statement Approval Order”) pursuant to which the Bankruptcy Court:  (a) authorized the above-captioned debtors and debtors in possession (collectively the “Debtors”) to solicit acceptances for the First Amended Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, as Modified (as may be amended from time to time, the “Plan”); (b) approved procedures for soliciting, receiving and tabulating votes on the Plan and for filing objections to the Plan (the “Solicitation and Voting Procedures”); and (c) approved the First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, as Modified (as may be amended from time to time, the “Amended Disclosure Statement”).  Please note that capitalized terms used but not otherwise defined in this notice have the meanings set forth in the Plan.

2.           The Confirmation Hearing Date.  The hearing at which the Bankruptcy Court will consider confirmation of the Plan (the “Confirmation Hearing”) will commence at 2:00 p.m., prevailing Eastern Time on June 2, 2011 before the Honorable Peter J. Walsh, United States Bankruptcy Judge, in the United States Bankruptcy Court for the District of Delaware, located at 824 Market Street, 6th Floor, Courtroom No. 2, Wilmington, Delaware 19801.

1  The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  Wolverine Tube, Inc. (0812), Tube Forming, L.P. (3323), Wolverine Joining Technologies, LLC (1600), WT Holdings Company, Inc. (4984), and TF Investor Inc. (8048).  The Debtors’ corporate headquarters and the mailing address for each Debtor is 200 Clinton Avenue West, 10th Floor, Huntsville, Alabama 35801.

PLEASE BE ADVISED:  THE CONFIRMATION HEARING MAY BE CONTINUED
FROM TIME TO TIME BY THE BANKRUPTCY COURT OR THE DEBTORS
WITHOUT FURTHER NOTICE OTHER THAN BY ANNOUNCING SUCH
ADJOURNMENT IN OPEN COURT OR BY A NOTICE OF ADJOURNMENT FILED BY
THE DEBTORS AND POSTED ON THE DEBTORS’ RESTRUCTURING WEBSITE AT
HTTP ://WWW.DONLINRECANO.COM/WTI

CRITICAL INFORMATION REGARDING VOTING ON THE PLAN

3.           Voting Record Date.  The voting record date is April 15, 2011 (the “Voting Record Date”), which is the date for determining which Holders of Claims in Classes 3 and 5 of the Plan are entitled to vote on the Plan.

4.           Voting Deadline.  The deadline for voting on the Plan is 5:00 p.m., prevailing Eastern Time on May 23, 2011 (the “Voting Deadline”).  If you received a Solicitation Package, including a Ballot, and intend to vote on the Plan, in order for your vote to be counted you must:  (a) follow the instructions carefully, (b) complete all the required information on the Ballot, and (c) execute and return your completed Ballot so that it is actually received by the Balloting Agent (or Nominee, as appropriate) according to and as set forth in detail in the voting instructions on or before the Voting Deadline.  A failure to follow such instructions may disqualify your vote.

CRITICAL INFORMATION REGARDING OBJECTING TO THE PLAN

ARTICLE X OF THE PLAN CONTAINS RELEASE, EXCULPATION, AND
INJUNCTION PROVISIONS, AND SECTION 10.2 CONTAINS A THIRD-PARTY
RELEASE. THUS, YOU ARE ADVISED TO REVIEW AND CONSIDER THE PLAN
CAREFULLY BECAUSE YOUR RIGHTS MIGHT BE AFFECTED THEREUNDER.

5.           Plan Objection Deadline.  The deadline for filing objections to the Plan is May 23, 2011 at 5:00 p.m., prevailing Eastern Time (the “Plan Objection Deadline”).

6.           Objections to the Plan.  All objections, if any, to the Plan must:  (a) be in writing; (b) conform to the Bankruptcy Rules, the Local Bankruptcy Rules, and any orders of the Bankruptcy Court; (c) state the name and address of the objecting party and the amount and nature of the Claim of such Entity; (d) state with particularity the basis and nature of any objection to the Plan and, if practicable, a proposed modification to the Plan that would resolve such objection; and (e) be filed, contemporaneously with a proof of service, with the Bankruptcy Court and served so that it is actually received no later than the Plan Objection Deadline by the following parties (the “Notice Parties”):

2

COZEN O’CONNOR.
1201 North Market Street, Suite 1400
Wilmington, Delaware 19801
Attention: Mark E. Felger
Email address: mfelger@cozen.com
Counsel for the Debtors

PROSKAUER ROSE LLP
Eleven Times Square
New York, New York 10036
Attention: Scott K. Rutsky
Email address: srutsky@proskauer.com
Special Corporate and Tax Counsel for the Debtors

SIDLEY AUSTIN LLP
One South Dearborn
Chicago, Illinois 60603
Attention: Matthew A. Clemente
Email address: mclemente@sidley.com
Counsel for the Ad Hoc Group

THE OFFICE OF THE UNITED STATES TRUSTEE
FOR THE DISTRICT OF DELAWARE
Attention: Richard L. Schepacarter
844 King Street, Suite 2207
Wilmington, Delaware 19801

ADDITIONAL INFORMATION

7.           Obtaining Solicitation Materials.  If you received Solicitation Package materials in CD-ROM format and desire paper copies, or if you need to obtain additional Solicitation Packages, you may (a) contact the Balloting Agent by telephone at (212) 771-1128 or by e-mail at Balloting@DonlinRecano.com; or (b) download such documents (excluding the Ballots) from the Debtors’ restructuring website at http://www.donlinrecano.com/wti or by visiting the Bankruptcy Court’s website at http://www.deb.uscourts.gov.

8.           Filing the Plan Supplement.  The Debtors will file the Plan Supplement on or before May 13, 2011, and will serve notice on the parties entitled to notice that will:  (i) inform parties that the Debtors filed the Plan Supplement; (ii) list the information contained in the Plan Supplement; and (iii) explain how parties may obtain copies of the Plan Supplement.

3

BINDING NATURE OF THE PLAN:

THE PLAN SHALL BIND ALL HOLDERS OF CLAIMS AND
INTERESTS TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE
LAW, WHETHER OR NOT SUCH HOLDER WILL RECEIVE OR RETAIN
ANY PROPERTY OR INTEREST IN PROPERTY UNDER THE PLAN, HAS
FILED A PROOF OF CLAIM IN THE DEBTORS’ CHAPTER 11 CASES, OR FAILED
TO VOTE TO ACCEPT OR REJECT THE PLAN, OR VOTED TO REJECT THE PLAN.

4

EXHIBIT 6

Notice of Non-Voting Status (Unimpaired)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
:
WOLVERINE TUBE, INC., et al.,1	:	Case No. 10-13522 (PJW)
:
Debtors.	:	(Jointly Administered)

NOTICE OF NON-VOTING STATUS TO HOLDERS OF UNIMPAIRED
CLAIMS AND INTERESTS CONCLUSIVELY PRESUMED TO ACCEPT THE PLAN

PLEASE TAKE NOTICE THAT on April 15, 2011, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered an order (the “Disclosure Statement Approval Order”):  (i) authorizing the above-captioned debtors and debtors in possession (collectively, the “Debtors”) to solicit acceptances for the First Amended Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, as Modified (as may be amended from time to time, the “Plan”):  (ii) approving procedures for soliciting, receiving, and tabulating votes on the Plan and for filing objections to the Plan (the “Solicitation and Voting Procedures”); and (iii) approving the First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, as Modified (as may be amended from time to time the “Amended Disclosure Statement”).2

PLEASE TAKE FURTHER NOTICE THAT because of the nature and treatment of your Claim or Interest under the Plan, you are not entitled to vote on the Plan.  Specifically, under the terms of the Plan, as a Holder of a Claim or Interest (as currently asserted against the Debtors) that is unimpaired and conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code, you are not entitled to vote on the Plan.

PLEASE TAKE FURTHER NOTICE THAT the deadline for filing objections to the Plan is May 23, 2011 at 5:00 p.m., prevailing Eastern Time (the “Plan Objection Deadline”).  Any objection to the Plan must:  (i) be in writing; (ii) conform to the Bankruptcy Rules, the Local Bankruptcy Rules, and any orders of the Bankruptcy Court; (iii) state the name and address of the objecting party and the amount and nature of the Claim or Interest of such Entity; (iv) state with particularity the basis and nature of any objection to the Plan and, if practicable, a proposed modification to the Plan that would resolve such objection; and (v) be filed, contemporaneously with a proof of service, with the Bankruptcy Court and served so that it is actually received no later than the Plan Objection Deadline by the following notice parties:

1  The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  Wolverine Tube, Inc. (0812), Tube Forming, L.P. (3323), Wolverine Joining Technologies, LLC (1600), WT Holdings Company, Inc. (4984), and TF Investor Inc. (8048).  The Debtors’ corporate headquarters and the mailing address for each Debtor is 200 Clinton Avenue West, 10th Floor, Huntsville, Alabama 35801.

2  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

COZEN O’CONNOR.
1201 North Market Street, Suite 1400
Wilmington, Delaware 19801
Attention: Mark E. Felger
Email address: mfelger@cozen.com
Counsel for the Debtors

PROSKAUER ROSE LLP
Eleven Times Square
New York, New York 10036
Attention: Scott K. Rutsky
Email address: srutsky@proskauer.com
Special Corporate and Tax Counsel for the Debtors

SIDLEY AUSTIN LLP
One South Dearborn
Chicago, Illinois 60603
Attention: Matthew A. Clemente
Email address: mclemente@sidley.com
Counsel for the Ad Hoc Group

THE OFFICE OF THE UNITED STATES TRUSTEE
FOR THE DISTRICT OF DELAWARE
Attention: Richard L. Schepacarter
844 King Street, Suite 2207
Wilmington, Delaware 19801

PLEASE TAKE FURTHER NOTICE THAT the hearing to consider confirmation of the Plan will commence at 2:00 p.m. prevailing Eastern Time on June 2, 2011, before the Honorable Peter J. Walsh, United States Bankruptcy Judge, in the United States Bankruptcy Court for the District of Delaware, located at 824 Market Street, 6th Floor, Courtroom No. 2, Wilmington, Delaware 19801.

PLEASE TAKE FURTHER NOTICE THAT if you desire to receive the Solicitation Packages (excluding the Ballots), you may (a) contact the Balloting Agent by telephone at (212) 771-1128 or by e-mail at Balloting@DonlinRecano.com; or (b) download such documents (excluding the Ballots) from the Debtors’ restructuring website at http://www.donlinrecano.com/wti or by visiting the Bankruptcy Court’s website at http://www.deb.uscourts.gov.

2

PLEASE TAKE FURTHER NOTICE THAT the Plan also contains the following provisions:

Releases by the Debtors.

Pursuant to section 1123(b) of the Bankruptcy Code, and except as otherwise specifically provided in the Plan, for good and valuable consideration, on and after the Effective Date, the Released Parties are deemed released and discharged by the Debtors, the Reorganized Debtors, and the Estates from any and all Claims, obligations, rights, suits, damages, Causes of Action, remedies, and liabilities whatsoever, whether for tort, fraud, contract, violations of federal or state securities laws, or otherwise, including any derivative Claims asserted or that could possibly have been asserted on behalf of the Debtors, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise, that the Debtors or the Estates would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the Holder of any Claim or Interest or other Entity, based on or relating to, or in any manner arising from, in whole or in part, the Debtors, the Chapter 11 Cases, the purchase, sale, or rescission of the purchase or sale of any Security of the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor and any Released Party, the restructuring of Claims and Interests prior to or in the Chapter 11 Cases, the negotiation, formulation, or preparation of the Plan, the related Amended Disclosure Statement, the related Plan Supplement, or related agreements, instruments, or other documents, upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date of the Plan.  Notwithstanding anything to the contrary in the foregoing, the release set forth above does not release any post-Effective Date obligations of any party under the Plan or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan.

Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Debtor Release, which includes by reference each of the related provisions and definitions contained herein, and further, shall constitute the Bankruptcy Court’s finding that the Debtor Release is:  (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the Claims released by this Section 10.1; (3) in the best interests of the Debtors and all Holders of Claims and Interests; (4) fair, equitable, and reasonable; (5) given and made after due notice and opportunity for hearing; and (6) a bar to any of the Debtors asserting any claim or Cause of Action released pursuant to the Debtor Release.

3

Releases by Holders of Claims and Interests.

To the greatest extent permissible by law and except as provided in the last sentence of this Section 10.2, as of the Effective Date, each Holder of a Claim against the Debtors shall be deemed to have conclusively, absolutely, unconditionally, irrevocably, and forever, released and discharged the Third Party Releasees from any and all Claims, Interests, obligations, rights, suits, damages, Causes of Action, remedies, and liabilities whatsoever, whether for tort, fraud, contract, violations of federal or state securities laws, or otherwise, including any derivative Claims, asserted on behalf of a Debtor, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity, or otherwise, that such entity would have been legally entitled to assert (whether individually or collectively), based on or in any way relating to, or in any manner arising from, in whole or in part, the Debtors, the Debtors’ restructuring, the Chapter 11 Cases, the purchase, sale, or rescission of the purchase or sale of any Security of the Debtors or the Reorganized Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor and any Released Party, the restructuring of Claims and Interests prior to or in the Chapter 11 Cases, the negotiation, formulation, or preparation of the Plan, the related Amended Disclosure Statement, the related Plan Supplement, or related agreements, instruments, or other documents, upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date of the Plan.  Notwithstanding anything to the contrary in the foregoing, the release set forth above does not release any post-Effective Date obligations of any party under the Plan or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan.

Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Third Party Release, which includes by reference each of the related provisions and definitions contained herein, and further, shall constitute the Bankruptcy Court’s finding that the Third Party Release is:  (1) in exchange for the good and valuable consideration provided by the Third Party Releasees; (2) a good faith settlement and compromise of the Claims released by this Section 10.2; (3) in the best interests of the Debtors and all Holders of Claims and Interests; (4) fair, equitable, and reasonable; (5) given and made after due notice and opportunity for hearing; and (6) a bar to any Entity granting a Third Party Release from asserting any claim or Cause of Action released pursuant to the Third Party Release.

Nothing in this Third Party Release shall be deemed to release or Impair any Allowed General Unsecured Claim against the Debtors, which Allowed General Unsecured Claims against the Debtors shall be treated as set forth in Article III of the Plan.

Mutual Releases by Released Parties.

As of the Effective Date, each of the Released Parties hereby unconditionally forever releases, waives and discharges all known and unknown Causes of Action of any nature that such Released Party has asserted, may have asserted, could have asserted, or could in the future assert, directly or indirectly, against any of the other Released Parties based on any act or omission relating to the Debtors or their business operations (including, without limitation, the organization or capitalization of the Debtors or extensions of credit and other financial services and accommodations made or not made to the Debtors) or the Chapter 11 Cases on or prior to the Effective Date; provided, however, that the foregoing releases shall not apply to Causes of Action that arise from obligations or rights created under or in connection with the Plan or any agreement provided for or contemplated in the Plan.

Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Mutual Release, which includes by reference each of the related provisions and definitions contained herein, and further, shall constitute the Bankruptcy Court’s finding that the Mutual Release is:  (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the Claims released by this Section 10.3; (3) in the best interests of the Debtors and all Holders of Claims and Interests; (4) fair, equitable, and reasonable; (5) given and made after due notice and opportunity for hearing; and (6) a bar to any Entity granting a Mutual Release from asserting any claim or Cause of Action released pursuant to the Mutual Release.

4

Exculpation.  To the greatest extent permissible by law, no Exculpated Party shall have or incur, and each Exculpated Party is hereby released and exculpated from, any Exculpated Claim or any obligation, Cause of Action, or liability for any Exculpated Claim; provided, however, that in all respects such Exculpated Parties shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to, or in connection with, the Plan.  The Debtors and the Reorganized Debtors (and each of their respective affiliates, officers, directors, employees, managers, principals, agents, attorneys, financial advisors, accountants, investment bankers, consultants, representatives, and other professionals) have participated in compliance with the applicable provisions of the Bankruptcy Code with regard to the solicitation and distribution of the New Common Stock pursuant to the Plan, and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan.

Injunction.  Except as otherwise expressly provided in the Plan or for obligations issued pursuant to the Plan, all Entities who have held, hold, or may hold Claims or Interests that have been released pursuant to Section 10.1 or Section 10.2 hereof, discharged pursuant to Section 10.6 hereof, or are subject to exculpation pursuant to Section 10.4 hereof are permanently enjoined, from and after the Effective Date, from taking any of the following actions against, as applicable, the Debtors, the Reorganized Debtors, the Released Parties, or the Exculpated Parties:  (1) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such Claims or Interests; (2) enforcing, attaching, collecting, or recovering by any manner or means any judgment, award, decree, or order against such Entities on account of or in connection with or with respect to any such Claims or Interests; (3) creating, perfecting, or enforcing any encumbrance of any kind against such Entities or the property or estates of such Entities on account of or in connection with or with respect to any such Claims or Interests; (4) asserting any right of subrogation or recoupment of any kind against any obligation due from such Entities or against the property or Estates of such Entities on account of or in connection with or with respect to any such Claims or Interests; and (5) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such Claims or Interests released or settled pursuant to the Plan.

Violation of Injunctions.  Any Person injured by any willful violation of such injunction may recover actual damages, including costs and attorneys’ fees and, in appropriate circumstances, may recover punitive damages from the willful violator.

Consent to Injunctions.  By accepting distributions or other benefits pursuant to the Plan, each Holder of an Allowed Claim receiving distributions pursuant to the Plan shall be deemed to have specifically consented to the injunctions set forth in the Plan.

5

Discharge of Claims and Termination of Interests.  Pursuant to section 1141(d) of the Bankruptcy Code, and except as otherwise specifically provided in the Plan or in any contract, Instrument, or other agreement or document created pursuant to the Plan, the distributions, rights, and treatment that are provided in the Plan shall be in complete satisfaction, discharge, and release, effective as of the Effective Date, of Claims (including any Intercompany Claims resolved or compromised after the Effective Date by the Reorganized Debtors), Interests, and Causes of Action of any nature whatsoever, including any interest accrued on Claims or Interests from and after the Petition Date, whether known or unknown, against, liabilities of, Liens on, obligations of, rights against, and Interests in, the Debtors or any of their assets or properties, regardless of whether any Property shall have been distributed or retained pursuant to the Plan on account of such Claims and Interests, including demands, liabilities, and Causes of Action that arose before the Effective Date, any contingent or non-contingent liability on account of representations or warranties issued on or before the Effective Date, and all debts of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code; provided, however, that, upon the Effective Date, all Allowed General Unsecured Claims shall be Reinstated and shall not be subject to the discharge provisions of this Section 10.6.  Any default by the Debtors or their affiliates with respect to any Claim or Interest that existed immediately prior to or on account of the filing of the Chapter 11 Cases shall be deemed cured on the Effective Date.  The Confirmation Order shall be a judicial determination of the discharge of all Claims and Interests subject to the Effective Date occurring.  This Section 10.6 also shall apply to any and all Claims against non-Debtor subsidiaries and affiliates of the Debtors on account of or relating to the Notes.

No Releases of Claims By Debtors Against Non-Debtor Subsidiaries or Joint Ventures.  Notwithstanding anything to the contrary contained in the Plan (including, without limitation, anything to the contrary contained in Sections 10.1, 10.2, 10.3, 10.4, 10.5 or 10.6 of the Plan), nothing in the Plan or the Confirmation Order shall (or shall be deemed to) constitute a waiver, release or discharge by the Debtors or Reorganized Debtors of any Claims, obligations, rights, suits, damages, Causes of Action, remedies, and liabilities whatsoever, whether for tort, fraud, contract, violations of federal or state securities laws, or otherwise, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise, against or relating to any non-Debtor subsidiaries or Joint Ventures.

THIS NOTICE IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.
IF YOU HAVE QUESTIONS WITH RESPECT TO THE VOTING PROCESS OR IF
YOU WOULD LIKE TO OBTAIN ADDITIONAL INFORMATION, PLEASE
CONTACT THE BALLOTING AGENT.

6

EXHIBIT 7

Notice of Non-Voting Status (Impaired)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
:
WOLVERINE TUBE, INC., et al.,1	:	Case No. 10-13522 (PJW)
:
Debtors.	:	(Jointly Administered)

NOTICE OF NON-VOTING STATUS TO HOLDERS OF
IMPAIRED CLAIMS AND INTERESTS DEEMED TO REJECT THE PLAN

PLEASE TAKE NOTICE THAT on April 15, 2011, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered an order (the “Disclosure Statement Approval Order”):  (i) authorizing the above-captioned debtors and debtors in possession (collectively, the “Debtors”) to solicit acceptances for the First Amended Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, as Modified (as may be amended from time to time, the “Plan”); (ii) approving procedures for soliciting, receiving, and tabulating votes on the Plan and for filing objections to the Plan (the “Solicitation and Voting Procedures”);  and (iii) approving the First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, as Modified (as may be amended from time to time, the “Amended Disclosure Statement”).2

PLEASE TAKE FURTHER NOTICE THAT because of the nature and treatment of your Claim or Interest under the Plan, you are not entitled to vote on the Plan.  Specifically, under the terms of the Plan, as a Holder of a Claim or an Interest (as currently asserted against the Debtors) that is receiving no distribution under the Plan, you are deemed to reject the Plan pursuant to section 1126(g) of the Bankruptcy Code and are not entitled to vote on the Plan.

PLEASE TAKE FURTHER NOTICE THAT the deadline for filing objections to the Plan is May 23, 2011 at 5:00 p.m., prevailing Eastern Time (the “Plan Objection Deadline”).  Any objection to the Plan must:  (i) be in writing; (ii) conform to the Bankruptcy Rules, the Local Bankruptcy Rules, and any orders of the Bankruptcy Court; (iii) state the name and address of the objecting party and the amount and nature of the Claim or Interest of such Entity; (iv) state with particularity the basis and nature of any objection to the Plan and, if practicable, a proposed modification to the Plan that would resolve such objection; and (v) be filed, contemporaneously with a proof of service, with the Bankruptcy Court and served so that it is actually received no later than the Plan Objection Deadline by the following notice parties (the “Notice Parties”):

1  The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  Wolverine Tube, Inc. (0812), Tube Forming, L.P. (3323), Wolverine Joining Technologies, LLC (1600), WT Holdings Company, Inc. (4984), and TF Investor Inc. (8048).  The Debtors’ corporate headquarters and the mailing address for each Debtor is 200 Clinton Avenue West, 10th Floor, Huntsville, Alabama 35801.

2  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Disclosure Statement.

COZEN O’CONNOR.
1201 North Market Street, Suite 1400
Wilmington, Delaware 19801
Attention: Mark E. Felger
Email address: mfelger@cozen.com
Counsel for the Debtors

PROSKAUER ROSE LLP
Eleven Times Square
New York, New York 10036
Attention: Scott K. Rutsky
Email address: srutsky@proskauer.com
Special Corporate and Tax Counsel for the Debtors

SIDLEY AUSTIN LLP
One South Dearborn
Chicago, Illinois 60603
Attention: Matthew A. Clemente
Email address: mclemente@sidley.com
Counsel for the Ad Hoc Group

THE OFFICE OF THE UNITED STATES TRUSTEE
FOR THE DISTRICT OF DELAWARE
Attention: Richard L. Schepacarter
844 King Street, Suite 2207
Wilmington, Delaware 19801

PLEASE TAKE FURTHER NOTICE THAT the hearing to consider confirmation of the Plan will commence at 2:00 p.m., prevailing Eastern Time on June 2, 2011, before the Honorable Peter J. Walsh, United States Bankruptcy Judge, in the United States Bankruptcy Court for the District of Delaware, located at 824 Market Street, 6th Floor, Courtroom No. 2, Wilmington, Delaware 19801.

PLEASE TAKE FURTHER NOTICE THAT if you desire to receive the Solicitation Packages (excluding the Ballots), you may (a) contact the Balloting Agent by telephone at (212) 771-1128 or by e-mail at Balloting@DonlinRecano.com; or (b) download such documents (excluding the Ballots) from the Debtors’ restructuring website at http://www.donlinrecano.com/wti or by visiting the Bankruptcy Court’s website at http://www.deb.uscourts.gov.

2

PLEASE TAKE FURTHER NOTICE THAT the Plan also contains the following provisions:

Releases by the Debtors.

Pursuant to section 1123(b) of the Bankruptcy Code, and except as otherwise specifically provided in the Plan, for good and valuable consideration, on and after the Effective Date, the Released Parties are deemed released and discharged by the Debtors, the Reorganized Debtors, and the Estates from any and all Claims, obligations, rights, suits, damages, Causes of Action, remedies, and liabilities whatsoever, whether for tort, fraud, contract, violations of federal or state securities laws, or otherwise, including any derivative Claims asserted or that could possibly have been asserted on behalf of the Debtors, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise, that the Debtors or the Estates would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the Holder of any Claim or Interest or other Entity, based on or relating to, or in any manner arising from, in whole or in part, the Debtors, the Chapter 11 Cases, the purchase, sale, or rescission of the purchase or sale of any Security of the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor and any Released Party, the restructuring of Claims and Interests prior to or in the Chapter 11 Cases, the negotiation, formulation, or preparation of the Plan, the related Amended Disclosure Statement, the related Plan Supplement, or related agreements, instruments, or other documents, upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date of the Plan.  Notwithstanding anything to the contrary in the foregoing, the release set forth above does not release any post-Effective Date obligations of any party under the Plan or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan.

Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Debtor Release, which includes by reference each of the related provisions and definitions contained herein, and further, shall ; constitute the Bankruptcy Court’s finding that the Debtor Release is:  (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the Claims released by this Section 10.1; (3) in the best interests of the Debtors and all Holders of Claims and Interests; (4) fair, equitable, and reasonable; (5) given and made after due notice and opportunity for hearing; and (6) a bar to any of the Debtors asserting any claim or Cause of Action released pursuant to the Debtor Release.

Releases by Holders of Claims and Interests.

To the greatest extent permissible by law and except as provided in the last sentence of this Section 10.2, as of the Effective Date, each Holder of a Claim against the Debtors shall be deemed to have conclusively, absolutely, unconditionally, irrevocably, and forever, released and discharged the Third Party Releasees from any and all Claims, Interests, obligations, rights, suits, damages, Causes of Action, remedies, and liabilities whatsoever, whether for tort, fraud, contract, violations of federal or state securities laws, or otherwise, including any derivative Claims, asserted on behalf of a Debtor, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity, or otherwise, that such entity would have been legally entitled to assert (whether individually or collectively), based on or in any way relating to, or in any manner arising from, in whole or in part, the Debtors, the Debtors’ restructuring, the Chapter 11 Cases, the purchase, sale, or rescission of the purchase or sale of any Security of the Debtors or the Reorganized Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor and any Released Party, the restructuring of Claims and Interests prior to or in the Chapter 11 Cases, the negotiation, formulation, or preparation of the Plan, the related Amended Disclosure Statement, the related Plan Supplement, or related agreements, instruments, or other documents, upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date of the Plan.  Notwithstanding anything to the contrary in the foregoing, the release set forth above does not release any post-Effective Date obligations of any party under the Plan or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan.

3

Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Third Party Release, which includes by reference each of the related provisions and definitions contained herein, and further, shall constitute the Bankruptcy Court’s finding that the Third Party Release is:  (1) in exchange for the good and valuable consideration provided by the Third Party Releasees; (2) a good faith settlement and compromise of the Claims released by this Section 10.2; (3) in the best interests of the Debtors and all Holders of Claims and Interests; (4) fair, equitable, and reasonable; (5) given and made after due notice and opportunity for hearing; and (6) a bar to any Entity granting a Third Party Release from asserting any claim or Cause of Action released pursuant to the Third Party Release.

Nothing in this Third Party Release shall be deemed to release or Impair any Allowed General Unsecured Claim against the Debtors, which Allowed General Unsecured Claims against the Debtors shall be treated as set forth in Article III of the Plan.

Mutual Releases by Released Parties.

As of the Effective Date, each of the Released Parties hereby unconditionally forever releases, waives and discharges all known and unknown Causes of Action of any nature that such Released Party has asserted, may have asserted, could have asserted, or could in the future assert, directly or indirectly, against any of the other Released Parties based on any act or omission relating to the Debtors or their business operations (including, without limitation, the organization or capitalization of the Debtors or extensions of credit and other financial services and accommodations made or not made to the Debtors) or the Chapter 11 Cases on or prior to the Effective Date; provided, however, that the foregoing releases shall not apply to Causes of Action that arise from obligations or rights created under or in connection with the Plan or any agreement provided for or contemplated in the Plan.

Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Mutual Release, which includes by reference each of the related provisions and definitions contained herein, and further, shall constitute the Bankruptcy Court’s finding that the Mutual Release is:  (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the Claims released by this Section 10.3; (3) in the best interests of the Debtors and all Holders of Claims and Interests; (4) fair, equitable, and reasonable; (5) given and made after due notice and opportunity for hearing; and (6) a bar to any Entity granting a Mutual Release from asserting any claim or Cause of Action released pursuant to the Mutual Release.

4

Exculpation.  To the greatest extent permissible by law, no Exculpated Party shall have or incur, and each Exculpated Party is hereby released and exculpated from, any Exculpated Claim or any obligation, Cause of Action, or liability for any Exculpated Claim; provided, however, that in all respects such Exculpated Parties shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to, or in connection with, the Plan.  The Debtors and the Reorganized Debtors (and each of their respective affiliates, officers, directors, employees, managers, principals, agents, attorneys, financial advisors, accountants, investment bankers, consultants, representatives, and other professionals) have participated in compliance with the applicable provisions of the Bankruptcy Code with regard to the solicitation and distribution of the New Common Stock pursuant to the Plan, and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan.

Injunction.  Except as otherwise expressly provided in the Plan or for obligations issued pursuant to the Plan, all Entities who have held, hold, or may hold Claims or Interests that have been released pursuant to Section 10.1 or Section 10.2 hereof, discharged pursuant to Section 10.6 hereof, or are subject to exculpation pursuant to Section 10.4 hereof are permanently enjoined, from and after the Effective Date, from taking any of the following actions against, as applicable, the Debtors, the Reorganized Debtors, the Released Parties, or the Exculpated Parties:  (1) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such Claims or Interests; (2) enforcing, attaching, collecting, or recovering by any manner or means any judgment, award, decree, or order against such Entities on account of or in connection with or with respect to any such Claims or Interests; (3) creating, perfecting, or enforcing any encumbrance of any kind against such Entities or the property or estates of such Entities on account of or in connection with or with respect to any such Claims or Interests; (4) asserting any right of subrogation or recoupment of any kind against any obligation due from such Entities or against the property or Estates of such Entities on account of or in connection with or with respect to any such Claims or Interests; and (5) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such Claims or Interests released or settled pursuant to the Plan.

Violation of Injunctions.  Any Person injured by any willful violation of such injunction may recover actual damages, including costs and attorneys’ fees and, in appropriate circumstances, may recover punitive damages from the willful violator.

Consent to Injunctions.  By accepting distributions or other benefits pursuant to the Plan, each Holder of an Allowed Claim receiving distributions pursuant to the Plan shall be deemed to have specifically consented to the injunctions set forth in the Plan.

5

Discharge of Claims and Termination of Interests.  Pursuant to section 1141(d) of the Bankruptcy Code, and except as otherwise specifically provided in the Plan or in any contract, Instrument, or other agreement or document created pursuant to the Plan, the distributions, rights, and treatment that are provided in the Plan shall be in complete satisfaction, discharge, and release, effective as of the Effective Date, of Claims (including any Intercompany Claims resolved or compromised after the Effective Date by the Reorganized Debtors), Interests, and Causes of Action of any nature whatsoever, including any interest accrued on Claims or Interests from and after the Petition Date, whether known or unknown, against, liabilities of, Liens on, obligations of, rights against, and Interests in, the Debtors or any of their assets or properties, regardless of whether any Property shall have been distributed or retained pursuant to the Plan on account of such Claims and Interests, including demands, liabilities, and Causes of Action that arose before the Effective Date, any contingent or non-contingent liability on account of representations or warranties issued on or before the Effective Date, and all debts of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code; provided, however, that, upon the Effective Date, all Allowed General Unsecured Claims shall be Reinstated and shall not be subject to the discharge provisions of this Section 10.6.  Any default by the Debtors or their affiliates with respect to any Claim or Interest that existed immediately prior to or on account of the filing of the Chapter 11 Cases shall be deemed cured on the Effective Date.  The Confirmation Order shall be a judicial determination of the discharge of all Claims and Interests subject to the Effective Date occurring.  This Section 10.6 also shall apply to any and all Claims against non-Debtor subsidiaries and affiliates of the Debtors on account of or relating to the Notes.

No Releases of Claims By Debtors Against Non-Debtor Subsidiaries or Joint Ventures.  Notwithstanding anything to the contrary contained in the Plan (including, without limitation, anything to the contrary contained in Sections 10.1, 10.2, 10.3, 10.4, 10.5 or 10.6 of the Plan), nothing in the Plan or the Confirmation Order shall (or shall be deemed to) constitute a waiver, release or discharge by the Debtors or Reorganized Debtors of any Claims, obligations, rights, suits, damages, Causes of Action, remedies, and liabilities whatsoever, whether for tort, fraud, contract, violations of federal or state securities laws, or otherwise, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise, against or relating to any non-Debtor subsidiaries or Joint Ventures.

THIS NOTICE IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.
IF YOU HAVE QUESTIONS WITH RESPECT TO THE VOTING PROCESS OR IF
YOU WOULD LIKE TO OBTAIN ADDITIONAL INFORMATION, PLEASE
CONTACT THE BALLOTING AGENT.

6

EXHIBIT 8

Assumption and Rejection Notices

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
:
WOLVERINE TUBE, INC., et al.,1	:	Case No. 10-13522 (PJW)
:
Debtors.	:	(Jointly Administered)

NOTICE OF ASSUMPTION TO CONTRACT AND LEASE COUNTERPARTIES

PLEASE TAKE NOTICE THAT on April 15, 2011, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered an order (the “Disclosure Statement Approval Order””:  (i) authorizing the above captioned debtors and debtors in possession (collectively, the “Debtors”) to solicit acceptances for the First Amended Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, as Modified (as may be amended from time to time, the “Plan”); (ii) approving procedures for soliciting, receiving, and tabulating votes on the Plan and for filing objections to the Plan (the “Solicitation and Voting Procedures”); and (iii) approving the First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of Wolverine Tube, Inc. and its Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code, as Modified (as may be amended from time to time, the “Amended Disclosure Statement”).2

PLEASE TAKE FURTHER NOTICE THAT you are receiving this notice because you are a counterparty to an executory contract or unexpired lease with one or more of the Debtors as of the Voting Record Date.  Pursuant to Article IX of the Plan as currently drafted and subject to the Plan being confirmed by the entry of the order confirming the Plan, each executory contract or unexpired lease shall be deemed automatically assumed in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code as of the Effective Date, without further notice of the Court, except for any executory contracts and unexpired leases listed on a schedule to be filed with the Plan Supplement which shall be rejected.  Accordingly, if you are a counterparty to an executory contract or unexpired lease with the Debtors, your contract or lease may be assumed by the Debtors.

PLEASE TAKE FURTHER NOTICE THAT each executory contract and unexpired lease assumed pursuant to Article IX of the Plan shall reinvest in and be fully enforceable by the Reorganized Debtors in accordance with its terms.

1  The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are:  Wolverine Tube, Inc. (0812), Tube Forming, L.P. (3323), Wolverine Joining Technologies, LLC (1600), WT Holdings Company, Inc. (4984), and TF Investor Inc. (8048).  The Debtors’ corporate headquarters and the mailing address for each Debtor is 200 Clinton Avenue West, 10th Floor, Huntsville, Alabama 35801.

2  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.

PLEASE TAKE FURTHER NOTICE THAT except as otherwise specifically provided in the Plan, any monetary defaults under each executory contract and unexpired lease to be assumed pursuant to the Plan shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the default amount in Case on the Effective Date or in the ordinary course of business, or on such other terms as the parties to such executory contracts or unexpired leases may otherwise agree.

PLEASE TAKE FURTHER NOTICE THAT if you received Solicitation Package materials in CD ROM format and desire paper copies, or if you need to obtain additional Solicitation Packages, you may (a) contact the Balloting Agent by telephone at (212) 771-1128 or by e-mail at Balloting@DonlinRecano.com; or (b) download such documents (excluding the Ballots) from the Debtors’ restructuring website at http://www.donlinrecano.com/wti or by visiting the Court’s website at http://www.deb.uscourts.gov.

PLEASE TAKE FURTHER NOTICE THAT the hearing at which the Court will consider confirmation of the Plan (the “Confirmation Hearing”) will commence at 2:00 p.m. prevailing Eastern Time, on June 2, 2011, before the Honorable Peter J. Walsh, United States Bankruptcy Judge, in the United States Court for the District of Delaware, located at 824 Market Street, 6th Floor, Courtroom No. 2, Wilmington, Delaware 19801.  The deadline for filing objections to the Plan is May 23, 2011 at 5:00 p.m. prevailing Eastern Time (the “Plan Objection Deadline”).

PLEASE TAKE FURTHER NOTICE THAT any objection to the Plan (including to the Debtors’ proposed assumption of any executory contract or unexpired lease) must:  (i) be in writing; (ii) conform to the Bankruptcy Rules, the Local Bankruptcy Rules, and any orders of the Court; (iii) state the name and address of the objecting party and the amount and nature of the Claim or Interest of such Entity; (iv) state with particularity the basis and nature of any objection to the Plan and, if practicable, a proposed modification to the Plan that would resolve such objection; and (v) be filed, contemporaneously with a proof of service, with the Court and served so that it is actually received not later than the Plan Objection Deadline by the following notice parties:

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COZEN O’CONNOR.
1201 North Market Street, Suite 1400
Wilmington, Delaware 19801
Attention: Mark E. Felger
Email address: mfelger@cozen.com
Counsel for the Debtors

PROSKAUER ROSE LLP
Eleven Times Square
New York, New York 10036
Attention: Scott K. Rutsky
Email address: srutsky@proskauer.com
Special Corporate and Tax Counsel for the Debtors

SIDLEY AUSTIN LLP
One South Dearborn
Chicago, Illinois 60603
Attention: Matthew A. Clemente
Email address: mclemente@sidley.com
Counsel for the Ad Hoc Group

THE OFFICE OF THE UNITED STATES TRUSTEE
FOR THE DISTRICT OF DELAWARE
Attention: Richard L. Schepacarter
844 King Street, Suite 2207
Wilmington, Delaware 19801

PLEASE TAKE FURTHER NOTICE THAT absent an objection being filed by the Objection Deadline, the assumption of the executory contract or unexpired lease shall become effective as of the Effective Date, without further notice, hearing, or order of the Court.

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THIS NOTICE IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY.  IF YOU HAVE QUESTIONS WITH RESPECT TO THE VOTING PROCESS OR IF YOU WOULD LIKE TO OBTAIN ADDITIONAL INFORMATION, PLEASE CONTACT THE BALLOTING AGENT.

If by regular mail:

Donlin Recano & Company, Inc.
Re: WTI, Inc.
Attn: Voting Department
P.O. Box 2034, Murray Hill Station
New York, NY 10156-0701

If by hand delivery or overnight courier:

Donlin Recano & Company, Inc.
Re: WTI, Inc.
Attn: Voting Department
419 Park Avenue South, Suite 1206
New York, NY 10016

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